UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ENTHEOS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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ENTHEOS TECHNOLOGIES, INC.
430 Park Avenue
Suite 702
New York, New York 10022

Telephone: 800-755-5815

November 19, 2009

 Dear Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Entheos Technologies, Inc. The meeting will be held at 9:00 a.m., local time, on December 14, 20210, at 430 Park Avenue, Suite 702, New York, New York 10022. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the 2009 Annual Report on Form 10-K for the year ended December 31, 2009.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2010, approve the change of our company name to “Janus Resources, Inc.” and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on November 3, 2010, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the 2010 Annual Meeting in person may submit their ballot to the Management of the Company at 430 Park Avenue, Suite 702, New York, New York 10022.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Antonino Cacace
Antonino Cacace,
President, Chief Executive Officer and Director

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Entheos Technologies, Inc.

430 Park Avenue
Suite 702
New York, New York 10022
(800) 755-5815

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Entheos Technologies, Inc., a Nevada corporation (the “Company”).  The meeting will be held on Tuesday, December 14, 2010 commencing at 9:00 A.M., local time, at 430 Park Avenue, Suite 702, New York, New York 10022, for the following purposes:

1.
To elect three (3) nominees for director named herein to hold office for one year or until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.	To ratify the selection of Petersen Sullivan LLP, as the Company’s independent auditors for the year ending December 31, 2010;

3.	To approve an amendment to the Company’s Articles of Incorporation changing its name to Janus Resources, Inc.; and

4.	To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is November 3, 2010.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Antonino Cacace
Antonino Cacace
President/Chief Executive Officer
New York, New York
November 19, 2010

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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 Entheos Technologies, Inc.

430 Park Avenue
Suite 702
New York, New York 10022
(800) 755-5815

PRELIMINARY COPY - PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Entheos Technologies, Inc. (sometimes referred to as the “Company,” “Entheos,” “we” or “us”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders.  According to our records, you are a stockholder of the Company.

You are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about November 22, 2010 to all stockholders of record on November 3, 2010 (the “Record Date”) entitled to vote at the annual meeting.

When and where is the 2010 Annual Meeting being held?

The 2010 Annual Meeting will be held on Tuesday, December 14, 2010 commencing at 9:00 A.M., local time, at 430 Park Avenue, Suite 702, New York, New York 10022

Who can vote at the annual meeting?

Only stockholders of record at the close of business on November 3, 2010 will be entitled to vote at the annual meeting.  On this record date, there were 63,075,122 shares of common stock outstanding and entitled to vote.

The annual meeting will begin promptly at 9:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on November 3, 2010 your shares were registered directly in your name with Entheos’ transfer agent, Holladay Stock Transfer, Inc., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 3, 2010 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder   of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

The following matters are scheduled for a vote:

1.
To elect three nominees for director named herein to hold office for one year or until the 2011 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2.	To ratify the selection of Petersen Sullivan LLP, as the Company’s independent auditors for the year ending December 31, 2010;

3.	To approve an amendment to the Company’s Articles of Incorporation changing the Company’s name to Janus Resources, Inc; and

4.	To transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

The Board of Directors is not currently aware of any other business that will be brought before the annual meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

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To vote in person, come to the annual meeting and we will give you a ballot when you arrive.  You should be prepared to present photo identification for admittance.  A list of stockholders eligible to vote at the annual meeting will be available for inspection at the annual meeting and for a period of ten days prior to the annual meeting during regular business hours at our principal executive offices, which are located at 430 Park Avenue, Suite 702, New York, New York 10022

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your completed and signed proxy card to us before the annual meeting, we will vote your shares as you direct.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.   Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.   Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 3, 2010.

What is a quorum for purposes of conducting the 2010 Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the 2010 Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the 2010 Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the 2010Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the 2010Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of all three nominees for director, “FOR” the ratification of Peterson Sullivan LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2010, “FOR” the approval of an amendment to the Company’s Articles of Incorporation changing the Company’s name to Janus Resources, Inc., and, if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the board of directors recommend that I vote?

A:           Our board of directors recommends that you vote your shares “FOR” each of the three nominees to the board of directors and “FOR” the amendment of the Articles of Incorporation to change the corporate name to Janus Resources, Inc., Inc. and “FOR” the ratification of the appointment of Peterson Sullivan LLP as our independent auditors for the fiscal year ending December 31, 2010.  Unless you give other instructions on your proxy card or electronically (internet or telephone), the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

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How many votes are needed to approve each proposal?

For the election of directors, the three nominees receiving the most “For” votes at the meeting in person or by proxy will be elected.  All other matters, other than the proposal to amend our amended and restated certificate of incorporation, require for approval, the favorable vote of a majority of the votes cast on the applicable matter at the annual meeting in person or by proxy.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.   Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.  We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to the Company at 430 Park Avenue, Suite 702, New York, New York 10022, Attn: President and Chief Executive Officer.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing, to the Company at 430 Park Avenue, Suite 702, New York, New York 10022, Attn: President and Chief Executive Officer, not later than July 14, 2011.   You are also advised to review the Company’s Bylaws, which contain additional requirements for stockholder proposals and director nominations.

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What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares   as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.   If the beneficial owner does not provide voting instructions, the broker or nominee   can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (proposal no. 1), is considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be discussed in a Form 8-K filed after the annual meeting.

DIRECTORS AND EXECUTIVE OFFICERS

This year’s nominees for Director are currently serving as Directors of the Company.  The following table sets forth the names and positions of each nominee for Director and our executive officers.  Additional biographical information concerning these individuals including directorships at other public companies, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors is provided in the text following the table.

Name	Position
Antonino Cacace	President and Chief Executive Officer, Director
David Jenkins	Director
Joseph Sierchio	Director

Director Nominees

Each of the nominees to the Board of Directors currently serves as a member of the Board of Directors as a result of being appointed to that position by the Company’s Board of Directors, in order to fill vacancies created by the resignation of certain of our prior Directors.

Mr. Antonino Cacace

Mr. Cacace has been involved in the steel, mining and mineral exploration business since 1975.  He has provided strategic advice to various governments in the viability, joint-venturing of mining, agro-industrial and industrial green-field projects in Central and West African countries and has invented and developed unique technologies to produce steel products.  Mr. Cacace has 30 years of experience with publicly traded companies, from start-ups through several IPOs on Canadian, US and European stock exchanges. Mr. Cacace was invited to join the Board of Directors due to his experience with public companies in the matters relating to management, administration, financial reporting, legal compliance and business development.

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Mr. David Jenkins

Mr. Jenkins has been involved in the energy and mining industry since 1990 and possesses business experience and expertise in the areas of mineral exploration, corporate finance and corporate administration and management. Mr. Jenkins is the President of J2 Capital Partners LLC, a private investment firm specializing in early stage investment and management in the resource industry. Additionally, Mr. Jenkins is or has been an officer and director of a number of publicly traded mineral exploration companies in Canada and the Unities States whose properties have been located in many different jurisdictions worldwide. Mr. Jenkins was invited to join the Board of Directors due to his experience with public companies in the matters relating to management, administration, financial reporting, legal compliance and business development.

 Mr. Joseph Sierchio

Since 1975, Mr. Sierchio has practiced corporate and securities law in New York City, representing and offering counsel to domestic and foreign corporations, investors, entrepreneurs, and public and private companies in the United States, Canada, United Kingdom, Germany, Italy, Switzerland, Australia, and Hong Kong.  Mr. Sierchio is admitted in all New York state courts and federal courts in the Eastern, Northern, and Southern Districts of the State of New York as well as the federal Court of Appeals for the Second Circuit. Mr. Sierchio earned his Doctor of Law degree at Cornell University Law School in 1974, and a Bachelor of Arts degree, with Highest Distinction in Economics, from Rutgers College at Rutgers University, in 1971. Mr. Sierchio is also a member of Sierchio & Company, LLP.  Mr. Sierchio serves as a director of a number of privately held and public companies, including, HepaLife Technologies, Inc. and New Energy Technologies, Inc. Mr. Sierchio was invited to join the Board of Directors due to his extensive experience representing public companies with respect to finance, contract, governance and compliance matters and general business development.

Consideration of Director Nominees

Director Qualifications

We believe the Board, to the extent that our limited resources permit, should encompass a diverse range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to the Company's operations and interests. Each director also is expected to: exhibit high standards of integrity, commitment and independence of thought and judgment; use his or her skills and experiences to provide independent oversight to the business of the Company; participate in a constructive and collegial manner; be willing to devote sufficient time to carrying out their duties and responsibilities effectively; devote the time and effort necessary to learn our business; and represent the long-term interests of all shareholders.

The Board has determined that the Board of Directors as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board believes it should be comprised of persons with skills in areas such as: finance; real estate; banking; strategic planning; human resources and diversity; leadership of business organizations; and legal matters. The Board may also consider in its assessment of the Board's diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity.

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In addition to the targeted skill areas, the Board looks for a strong record of achievement in key knowledge areas that it believes are critical for directors to add value to the Board, including:

•      Strategy—knowledge of the Company business model, the formulation of corporate strategies, knowledge of key competitors and markets;

•      Leadership—skills in coaching and working with senior executives and the ability to assist the Chief Executive Officer;

•      Organizational Issues—understanding of strategy implementation, change management processes, group effectiveness and organizational design;

•      Relationships—understanding how to interact with investors, accountants, attorneys, management companies, analysts, and communities in which the Company operates;

•      Functional—understanding of finance matters, financial statements and auditing procedures, technical expertise, legal issues, information technology and marketing; and

•      Ethics—the ability to identify and raise key ethical issues concerning the activities of the Company and senior management as they affect the business community and society.

Nomination Procedures     We have no nominating committee, and all nominating functions are handled directly by the full Board of Directors, which the Board believes is the most effective and efficient approach, based on the size of the Board and the current and anticipated operations and needs of the Company. As outlined above in selecting a qualified nominee, the Board considers such factors as it deems appropriate which may include: the current composition of the Board; the range of talents of the nominee that would best complement those already represented on the Board; the extent to which the nominee would diversify the Board; the nominee's standards of integrity, commitment and independence of thought and judgment; and the need for specialized expertise. Applying these criteria, the Board considers candidates for Board membership suggested by its members, as well as management and shareholders. Shareholders of record may nominate directors in accordance with the Company's bylaws which require among other items notice sent to the Company's Secretary not less than 60 days prior to a shareholder meeting that will include the election of board members. No nominations other than those made by the Board were received for the 2010 Annual Shareholder Meeting.

Code Of Ethics

We have adopted a Code of Ethics that applies to all of the Company’s officers, directors and employees, including its Chief Financial Officer and Chief Executive Officer, which complies with the requirements of the Sarbanes-Oxley Act of 2002 and applicable Financial Industry Regulatory Authority (“FINRA”) listing standards. Accordingly, the Code of Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the Code of Ethics, and accountability.

Corporate Governance

We have adopted Corporate Governance Guidelines applicable to its Board of Directors.

Director Independence

Our securities are not listed on a U.S. securities exchange and, therefore, is not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that each of Messrs. Jenkins and Sierchio are independent from the Company’s management and qualify as “independent director” under the standards of independence under the applicable FINRA listing standards.  This means that, in the judgment of the Board of Directors, neither of these two directors is (1) an officer or employee of the Company or its subsidiaries or (2) has any direct or indirect relationship with the Company that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director.  Upon the Company’s listing on any national securities exchange or any inter-dealer quotation system, it will elect such independent directors as is necessary under the rules of any such securities exchange.

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Certain Relationships

There are no family relationships among or between any of our officers and directors.

Our proposed business raises potential conflicts of interests between certain of our officers and directors and us. Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation.  In the event that such a conflict of interest arises at a meeting of our directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms.  In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.  From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program.  It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment.

In determining whether we will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time.  Other than as indicated, we have no other procedures or mechanisms to deal with conflicts of interest.  We are not aware of the existence of any conflict of interest as described herein.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

Based on information provided to the Company, it is believed that all of the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock were in compliance with Section 16(a) of the Exchange Act of 1934 during the last fiscal year. During the year ended December 31, 2009, all of the Company’s directors, executive officers and Company’s common stock were in compliance with section 16(a) of the Exchange Act of 1934.

Legal Proceedings

During the past ten years none of our directors, executive officers, promoters or control persons has been:

•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•	the subject of any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)              Any Federal or State securities or commodities law or regulation; or

(ii)              Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanentcease-and-desist order, or removal or prohibition order; or

(iii)              Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

•
any federal or state judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); and

•	any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

  Compensation of Directors

Our Board of Directors determines compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•	Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;

•	Compensation should align the directors’ interests with the long-term interests of stockholders; and

•	Compensation should assist with attracting and retaining qualified directors.

Under our current compensation policy, non-employee directors are paid $2,000 per month.  This applies to each of Messrs. Jenkins and Sierchio. Sierchio & Company, LLP, a firm of which Mr. Sierchio is a member, is our legal counsel.  In the fiscal year ended December 31, 2010 Sierchio & Company was paid a total of $<> in legal fees.

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Mr. Cacace is compensated at the rate of $3,000 per month in his capacity as our President and Chief Executive Officer. We do not have an employment agreement with Mr. Cacace.

Directors are entitled to participate in, and have been issued options under, our 2006 Stock Plan. We also reimburse directors for any actual expenses incurred to attend meetings of the Board.

The following table reports all compensation we paid to non-employee directors during the fiscal year ended December 31, 2009:

Name	Fees earned or paid in cash (1)	Stock awards Aggregate Grant Date Fair Value	Option awards Aggregate Grant Date Fair Value	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (2)	Total
Jeet Sidhu	$20,000	$0	$0	$0	$0	$14,820	$34,820
Christian Hudson	$0	$0	$0	$0	$0	$14,820	$14,820

(1)	The amounts in this column represent the monthly compensation. Mr. Sidhu resigned August 26, 2010.
(2)
The amounts in this column represent stock-based compensation expense granted to Mr. Sidhu and Mr. Hudson (50,000 stock options each) for stock options granted on September 12, 2008.  The exercise price per share is $1.00; the options vest at the rate of 10,000 per annum in arrears commencing September 12, 2009.  The Options terminated upon Mr. Hudson’s resignation on August 26, 2010.

Board Leadership Structure and Role in Risk Oversight

Our chief executive officer serves as chairman of our board of directors. We feel that in this combined role, she can provide unique insight into the company’s business, industry, and strategic opportunities, consistent and reliable communication between our board and management, clear accountability for the execution of our strategy, effective decision-making, and alignment on corporate strategy. We do not have a lead independent director.

The board believes full and open communication between it and management is essential for effective risk management and oversight. Members of our board meet regularly with our chief executive officer to discuss strategy and risks facing the company. Our chief executive officer attends the quarterly board meetings and is available to address any questions or concerns raised by the board on risk management-related and any other matters. Our chief executive officer is also asked to contribute to the agenda for these meetings, so that each functional division of the company can identify topics that may require board attention. Each quarter our chief executive officer presents to the board on strategic matters involving our operations and strategic initiatives and discusses with the board key strategies, challenges, risks, and opportunities for the company.

Management is responsible for the day-to-day management of risks the company faces, while the board, as a whole and through its committees, is responsible for the oversight of risk management. In its risk oversight role, the board of directors monitors whether the risk management processes that management has designed and implemented are effective both as designed and as executed.

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Communications with the Board of Directors

Stockholders and other interested persons may send communications to the Board of Directors, including to any of our non-management directors, our Chairman or any committee of the Board by writing to them at Entheos Technologies, Inc., 430 Park Avenue, Suite 702, New York, New York 10022, c/o President and Chief Executive Officer, who will distribute all stockholder communications to the intended recipients.

Committees

Audit Committee

The Board does not currently have a standing Audit Committee.  The full Board performs the principal functions of the Audit Committee.  The full Board monitors the Company's financial reporting process and internal control system and reviews and appraises the audit efforts of the Company's independent registered public accounting firm.

Compensation Committee

The Board does not currently have a standing Compensation Committee.  The full Board establishes overall compensation policies for the Company and reviews recommendations submitted by our management.

Nominating Committee

Our Board of Directors currently consists of three members. Directors serve for a term of one year and stand for election at our annual meeting of stockholders. Pursuant to our Bylaws, any vacancy occurring in the board of directors, including a vacancy created by an increase in the number of directors, may be filled by the stockholders or by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders. If there are no remaining directors, the vacancy shall be filled by the stockholders.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of November 3, by each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock; our directors; our named executive officers; and our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person's address is c/o our principal office address (unless otherwise indicated) at 430 Park Avenue, New York, New York 10022.

11

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock (1)
1420525 Alberta Ltd. (4)
1628 West 1st Avenue, Suite 216
Vancouver, BC V6J 1G1	25,314,800	40%

Antonino Cacace	500,000	*

David Jenkins	3,500,000	5.5%

Joseph Sierchio	500,000	*

All directors and executive officers as a group (three persons)	4,500,000	7.1%

* Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and any persons who beneficially own more than 10% of our common stock to file with the SEC (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such common stock.  Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such reports and written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2009, all filings required by our executive officers, directors and greater than 10% beneficial owners under Section 16(a) were timely made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Management: For the years ended December 31, 2009 and December 31, 2008, we incurred $30,000 and $10,000, respectively, in fees paid to Derek Cooper our President, Chief Executive Officer and Chief Financial Officer. In addition, we recorded $14,474 and $4,840 as stock compensation expense for the years ended December 31, 2009 and December 31, 2008, respectively.

Director Fees: For the years ended December 31, 2009 and December 31, 2008, the Company incurred $50,435 and $25,000, respectively, in board fees for our non-employee directors. In addition, we recorded $29,640 and $14,520 as stock-based compensation expense for the years ended December 31, 2009 and December 31, 2008, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of the Company served as a member of the Board of Directors or compensation or similar board committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or Compensation Committee. During 2009 and the subsequent period to November 3, 2010, no executive officer or former executive officer of the Company voted on any decision relating to compensation matters of the Company.

12

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors consists of three members.  Each of the nominees to the Board of Directors listed above under “Directors and Executive Officers” currently serves as a Director and was appointed to fill a vacancy created by the resignation of our prior directors.  Each Director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a majority of the votes the affirmative vote of a majority of the votes duly cast at the 2010 Annual Meeting.   Should any nominee be unwilling or unable to serve as a Director, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election of another person designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of Directors constituting the full Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

Proposal No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Peterson Sullivan LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting.   Representatives of Peterson Sullivan LLP are expected to be present at the annual meeting by telephone.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of Peterson Sullivan LLP as the Company’s independent registered public accountants.  However, the Board of Directors is submitting the selection of Peterson Sullivan LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast by holders present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Peterson Sullivan LLP.

13

Principal Accountant Fees and Services

The following table presents aggregate fees for professional services rendered by Peterson Sullivan LLP for the years ended December 31, 2009 and 2008.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit fees	$49,477	$13,417
Tax fees	4,343	7,467
Total	$53,820	$20,884

Audit Fees

Audit fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan LLP for the audit of the financial statements included in our Annual Report on Form 10-K and review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2009 and 2008.  Audit fees also include services related to providing consents to fulfill the accounting firm’s responsibilities under generally accepted accounting principles.

Tax Fees

Tax fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan LLP for professional services rendered for tax compliance, tax advice and tax planning.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF RATIFYING THE SELECTION OF PETERSON SULLIVAN LLP

Proposal No. 3

On October 16, 2010, our Board of Directors approved a proposal to amend our Articles to change our name to “Janus Resources, Inc.”  If approved by the stockholders, the proposed amendment will become effective upon the filing of the Certificate of Amendment to Articles of Incorporation with the Secretary of State of Nevada, which will occur as soon as reasonably practicable.

Our Board of Directors believes that it is in our best interests to change the name of our Company to reflect the shift in our business focus to the exploration, development and production of oil, gas and mineral resources in the United States.

It is also contemplated that in connection with our change in business focus, we will need to raise capital in order to acquire additional resource properties, explore and develop these interests and for general working capital purposes. There are no assurances that we will be successful in raising necessary capital or on terms satisfactory to us.  If we are not successful in raising capital, our business objectives will be materially adversely affected.

A copy of the proposed Certificate of Amendment to Articles of Incorporation is attached to this Proxy Statement as Exhibit A.

14

APPROVAL OF AMENDMENT TO OUR ARTICLES OF   INCORPORATION TO CHANGE OUR NAME TO JANUS RESOURCES, INC.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF APPROVING THE AMENDMENT

EXECUTIVE COMPENSATION

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2009, we designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

The following table and descriptive materials set forth information concerning compensation earned for services rendered to the Company by: the Chief Executive Officer (the “CEO”); the Chief Financial Officer (the “CFO”); and the three other most highly-compensated executive officers other than the CEO and CFO who were serving as executive officers of the Company at the end of the 2009 fiscal year (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Other	Options Awards	Total
Derek Cooper President, CEO, Chief Financial Officer and Director	2009	$0	$44,474(1)	$0	$44,474

(1)
Other compensation represents $30,000 in fees paid Derek Cooper as a Director of the Company and $14,474 in stock-based compensation expense for awards granted to Mr. Cooper on September 12, 2008, for his services as one of our directors. We agreed to pay Mr. Cooper a monthly fee of $2,500 to serve as a member of our Board of Directors and to serve as our President and Chief Executive Officer. There is no written agreement between us and Mr. Cooper regarding this arrangement. Mr. Cooper currently does not devote his full time and attention to our affairs; we do not have any agreement with Mr. Cooper regarding his agreement to serve as an officer. He is, in fact, an independent contractor, and not an employee. On January 9, 2009, Derek J. Cooper was named the Chief Financial Officer after the resignation of Frank Fabio. On September 12, 2008, Mr. Cooper was granted 50,000 options vesting evenly over a five year period on the issuance anniversary date.  These options terminated upon Mr. Cooper’s resignation on August 27, 2010.

15

Change of Control Agreements

There are no understandings or agreements known by management at this time which would result in a change in control.

We do not have any change-of-control or severance agreements with any of its executive officers or directors. In the event of the termination of employment of the Named Executive Officers any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2009.

Name	Number of Securities Underlying Options (Exercisable)	Number of Securities Underlying Options (Unexercisable)	Equity Incentive Awards: Number of Securities Underlying Unexercised Unearned Options	% of Total Options Granted to Employees in 2009	Exercise Price ($/sh)	Expiration Date
Derek J. Cooper (1)	10,000	40,000	0	0%	$1.00	9/12/2018

(1)
On September 12, 2008, we granted stock options to purchase up to a total of 50,000 shares of common stock to Mr. Cooper.  The stock options have an exercise price of $1.00 per share; the closing price of our common stock on September 12, 2008 was $0.75 per share.  The options vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter with final vesting occurring on September 12, 2013. Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that the executive ceases to be an officer.  Mr. Cooper resigned on August 21, 2010.

Compensation of Directors

We do not pay director compensation to directors who are also our employees. Our Board of Directors determines the non-employee directors’ compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

•	Compensation should consist of a combination of cash and equity awards that are designed to fairly
•	pay the directors for work required for a company of our size and scope;
•	Compensation should align the directors’ interests with the long-term interests of stockholders;

16

•	and
•	Compensation should assist with attracting and retaining qualified directors.

Until August, 2010, non-employee directors receive between $1,500 and $2,500 per month for their services as directors plus $500 for each board meeting attended in excess of five per year.  Directors are entitled to participate in our 2001 Incentive Stock Option Plan.  We also reimburse our directors for any actual expenses incurred to attend meetings of the Board. Commencing in August 2010, each non employee director receives a flat monthly fee of $2,000 for his services as a director.

The table below outlines director compensation for the fiscal year ended December 31, 2009:

Name	Fees earned or paid in cash (1)	Stock awards Aggregate Grant Date Fair Value	Option awards Aggregate Grant Date Fair Value	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (2)	Total
Jeet Sidhu	$20,000	$0	$0	$0	$0	$14,820	$34,820
Christian Hudson	$0	$0	$0	$0	$0	$14,820	$14,820

(1)	The amounts in this column represent the monthly compensation.
(2)
The amounts in this column represent stock-based compensation expense granted to Mr. Sidhu and Mr. Hudson (50,000 stock options each) for stock options granted on September 12, 2008.  The exercise price per share is $1.00; the options vest at the rate of 10,000 per annum in arrears commencing September 12, 2009. Each of Messrs. Sidhu and Hudson resigned on August 26, 2010.

We have no other arrangements pursuant to which any our directors were compensated during the years ended December 31, 2009 and 2008 for services as a director.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are a beneficial owner, but not the record holder, of Company shares, your broker, bank or other nominee may deliver only one copy of this proxy statement and the annual report to multiple stockholders who share an address unless that nominee or the Company has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit a written request to the Company at 430 Park Avenue, Suite 702, New York, New York. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUALMEETING

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2011 Annual meeting of stockholders, they must deliver a written copy of their proposal no later than July 14, 2011. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must be timely received and comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

17

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company will provide to each person to whom a proxy statement is delivered:

(i) a copy of any or all of the information that has been incorporated by reference in the proxy statement, but not delivered with the proxy statement;

(ii) we will provide this information upon written or oral request;

(iii) we will provide this information at no cost to the requester.

Contact us at: 430 Park Avenue, Suite 702, New York, New York 10022.

You may read and copy all or any portion of the proxy statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois.  The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549.  You may request copies of these documents, upon payment of a duplicating filing fee, by writing to the SEC.  Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov.

November 19, 2010

18

EXHIBIT A

Certificate of Amendment to Articles of Incorporation

ROSS MILLER	*090201*
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:

Entheos Technologies, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of this corporation is Janus Resources, Inc.

favor of the amendment is:	%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)
5. Signature: (required)

X - President and Chief Executive Officer /Director
Signature of Officer

1

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

2

Entheos Technologies, Inc.

430 Park Avenue
Suite 702
New York, New York 10022
(800) 755-5815

PROXY FOR
THE 2010 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of Entheos Technologies, Inc.

The undersigned, a stockholder of Entheos Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. David Jenkins and Mr. Joseph Sierchio the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION
ITEM 1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified.

Mr. Antonino Cacace	☐	☐	☐
Mr. David Jenkins	☐	☐	☐
Mr. Joseph Sierchio	☐	☐	☐

ITEM 2.	To ratify the appointment of Peterson Sullivan, LLP for the fiscal year ending December 31, 2010	☐	☐	☐

ITEM 3.	To approve an amendment to the Company’s Articles of Incorporation changing its name to Janus Resources, Inc.;	☐	☐	☐

ITEM 4.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore.	☐	☐	☐

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________	SIGNATURE:_____________________________
NO. OF SHARES:_______________________	PRINT NAME:____________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K

☒           ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2009

☐           TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ___________ to ___________

Commission file number 000-30156

ENTHEOS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0170247
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

888 3rd Street SW, Suite 1000, Calgary, Alberta, Canada	T2P 5C5
(Address of principal executive offices)	(Zip Code)

(403) 444-6418
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value per share
(Title of Class)

Over The Counter Bulletin Board (OTCBB)
(Name of exchange on which registered)

Indicate by check mark if registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
Yes ☐    No ☒

Indicate by check mark if registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
Yes ☐    No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Date file required to be submitted and posted pursuant to Rule 405 of Regulations S-T (Section232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
 Yes ☐    No ☐    N/A ☒

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.   Check one:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).  Yes ☐   No ☒

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant as of the last business day of the registrant’s most recently completed second fiscal quarter, based upon the closing sale price of the registrant’s common stock on June 30, 2009 as reported on the OTC Bulletin Board was $15,217,661.  Common shares held by each officer and director and by each person who owns 5% or more of the outstanding common shares have been excluded in that such persons may be deemed affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

As of March 25, 2010, there were 63,075,122 shares of the registrant’s Common Stock outstanding.

Documents incorporated by reference:  None.

TABLE OF CONTENTS

ENTHEOS TECHNOLOGIES, INC.
ANNUAL REPORT ON FORM 10-K
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

PART I

Item 1.  Business.

Forward-Looking Statements

Except for the historical information presented in this document, the matters discussed in this Form 10-K for the fiscal year ending December 31, 2009, contain forward-looking statements. Such forward-looking statements include statements regarding, among other things, (a) our projected sales and profitability, (b) our growth strategies, (c) anticipated trends in our industry, (d) our future financing plans, and (e) our anticipated needs for working capital.  Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “might,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology.  This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements.  These statements may be found under “Management's Discussion and Analysis of Financial Condition and Results of Operations,”  “Business,” “Properties,” as well as in this report generally.

The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 10-K should be construed as a guarantee or assurance of future performance or results. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks described in this report and matters described in this report generally.  In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur.  These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

The Company

Incorporated under the laws of the State of Nevada, Entheos Technologies, Inc. (“Entheos” “the Company” “we” “us” and “our”) has an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 63,075,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

From 2002 until September 2008, through our wholly-owned subsidiary Email Solutions, Inc., we served as an Application Service Provider (“ASP”) providing outsourced email and search engine optimization services. Due to the limited success of our ASP business, management decided that it was in the best interest of our stockholders to abandon the Application Service Provider business and focus on identifying undervalued oil and gas opportunities for acquisition, development and exploration. The assets and liabilities, the results of operations and cash flows related to the ASP business were not classified as discontinued operations as the amounts were not significant. Email Solutions, Inc. was dissolved during 2008.

Our principal executive offices are located at 888 3rd Street SW, Suite 1000, Calgary Alberta, Canada T2P 5C5.  Our telephone number is (403) 444-6418.

As we are a smaller reporting company, certain disclosures otherwise required to be made in a Form 10-K are not required to be made by us.

Description of Business

We are a small independent energy company engaged in the acquisition and development of crude oil and natural gas interests in the United States.  We pursue oil and gas prospects in partnership with oil and gas companies with exploration, development and production expertise.  We currently have interests in producing properties in La Salle County, Fayette County, Lee County and Frio County, Texas.

The leases for these properties are maintained and operated by our partners Leexus Oil LLC and Bayshore Exploration LLC; there are no obligations to further explore or develop lands in the lease areas to maintain the leases.  The operators of the leases are not affiliated with Entheos or any of its directors or major shareholders. We are not aware of any relationships or affiliations between or among any of our leasehold partners and the lease operators.

Strategy

We plan to grow our business by acquiring minority, non-operating, working interests in both currently producing wells and also by participating in workover and/or re-entry projects on previously producing proved assets or wells.  These assets will be pursued to offset the natural decline in our current production as well as provide growth in our asset portfolio over time.  Assets for acquisition will be identified through our operators, managements’ contacts in the industry as well as through the Petroleum Listing Service (“PLS”). Assets will be evaluated by management as well as by third party independent consulting engineers and geologists, having experience in the geographical areas in which the prospects are located, engaged by us on an as needed basis.  The industry professionals to be utilized by us will be contractors and will be compensated as such utilizing finder's fee agreements and consulting agreements.

Assets for acquisition are identified through our operators, managements’ contacts in the industry as well as through the PLS.

Acquisition of Oil & Gas Properties

In September 2008, we acquired a 21.75% working interest (16.3125% net revenue interest) in the Cooke #6 well located at the Cooke Ranch field in La Salle County, Texas which has been producing oil and gas from the Escondido formation since 2007.  In September 2008, the Company acquired a 20.00% working interest (15.00% net revenue interest) in Onnie Ray #1 Well in Lee County, Texas and the Stahl #1 Well in Fayette County, Texas which were subsequently re-entered and are producing oil and gas from the Austin Chalk formation and a 20.00% working interest (15.00% net revenue interest) in the Haile #1 Well in Frio County, Texas which is currently scheduled for re-entry operations.  On October 31, 2008 we acquired a 20.00% working interest (15.00% net revenue interest) in Pearce #1 Well in Frio County, Texas which is currently producing oil from the Austin Chalk formation.

Capitalized costs associated with the property acquisitions are as follows:

	Capitalized Costs Relating to
	Oil and Gas Producing Activities

	2009	2008
Proven properties	$424,191	$368,282
Unproven properties	101,682	73,746
	525,873	442,028

Impairment of properties	(429,338)	(93,444)

Oil and gas properties, net	$96,535	$348,584

Geologic Background

Escondido Formation
The Escondido formation, where Cooke #6 is located, is a regional producer spanning several counties in South Texas.  There are many Escondido oil and gas fields which have produced anywhere from 600,000 to 3,100,000 barrels of oil and the gas fields have produced up to 18 BCF of gas.

Austin Chalk Formation
Giddings is a main producing field of the Austin Chalk formation consisting of fractured carbonate, which is where our Onnie Ray #1 and Stahl #1 wells are located.  This formation covers central Texas, parts of Mexico and northwest Louisiana.  The Austin Chalk in central Texas has been and continues to be explored and developed for its oil and gas potential by companies such as Anadarko Petroleum Corporation, Chesapeake Energy Corporation, and Exxon Mobil Corporation.

Haile #1 and Pearce #1 wells are located within the Pearsall Austin Chalk field which is south west of the Giddings field and is also a significant historic producer.  The Pearsall field has been and continues to be explored and developed much like the Giddings fields to the North.

The foregoing is not necessarily indicative of the commercial viability of our properties and activities.

Production and Reserve Estimate Status

The acquisition date and production status of our oil and gas properties is summarized as follows:

Month
	Acquisition	Production
	Date	Started
Proven Developed Properties:
Cooke #6	9/1/2008	Dec-07
Onnie Ray #1	9/12/2008	Oct-08
Stahl #1	9/12/2008	Oct-08
Pearce #1	10/31/2008	Dec-08
Unproven Properties:
Haile #1	9/12/2008	-

The four reservoirs classified as proven developed properties is based on Securities and Exchange Commission (“SEC”) Regulation S-X Rule 4-10 “reservoirs are considered proved if economic producibility is supported by either actual production or a conclusive formation test.”  These wells are supported by actual production.  The Company has not yet obtained reserve studies providing proved reserve quantities due to the recentness of the acquisition of these properties and due to the wells still being in their initial testing phase.  Management is assessing and compiling production data to determine the need for reserves studies going forward.

The unproven property, Haile, is also classified according to guidelines set forth by SEC Regulation S-X Rule 4-10.  At the time of acquisition, the well was not supported by actual production nor were there defined engineering reserve studies.  The well was being recompleted to a zone that was previously productive.  Once the recompletion efforts were final and the well did not support production, an exploratory drilling program was started in early 2009 to complete a new unproven upper zone.  The new upper zone recompletion also resulted in no oil or gas production and the well was shut-in August 2009.   Management has impaired the well to the extent of anticipated salvage value of the equipment.

Marketing of Production

Sale of Crude Oil and Natural Gas

Our production consists of natural gas and crude that is marketed by the well site Operators.  We sell our crude oil and condensate production at or near the well-site, although in some cases it is gathered by us or others and delivered to a central point of sale. Our crude oil and condensate production is transported by truck or by pipeline and is typically committed to arrangements having a term of one year or less. We have not engaged in crude oil hedging or trading activities. We have not engaged in natural gas hedging or futures trading, nor do we have any long term contracts to sell our production.

Sales of crude oil totaled $40,437 and $8,199 for the years ended December 31, 2009 and 2008, respectively, which represents 79% and 60% of our total oil and gas revenues for the years ended December 31, 2009 and 2008, respectively.  Sales of natural gas totaled $10,697 and $5,571 for the years ended December 31, 2009 and 2008, respectively.

Price Considerations

Crude oil prices are established in a highly liquid, international market, with average crude oil prices that we receive generally fluctuating with changes in the futures price established on the NYMEX for West Texas Intermediate Crude Oil (“NYMEX-WTI”). The average crude oil price per Bbl received by us in fiscal 2009 and 2008 was $50.16 and $71.35, respectively.

Natural gas and natural gas liquids prices in the geographical areas in which we operate are closely tied to established price indices which are heavily influenced by national and regional supply and demand factors and the futures price per MMBtu for natural gas delivered at Henry Hub, Louisiana established on the NYMEX (“NYMEX-Henry Hub”). At times, these indices correlate closely with the NYMEX-Henry Hub price, but often there are significant variances between the NYMEX-Henry Hub price and the indices used to price our natural gas. Average natural gas prices received by us in each of our operating areas generally fluctuate with changes in these established indices. The average natural gas price per Mcf received by us in fiscal 2009 and 2008 was $5.55 and $7.46, respectively.

Governmental Regulations

Our operations are affected from time to time in varying degrees by political developments and U.S. federal, state, and local laws and regulations.  In particular, natural gas and crude oil production and related operations are, or have been, subject to price controls, taxes and other laws and regulations relating to the industry.  Failure to comply with such laws and regulations can result in substantial penalties.  The regulatory burden on the industry increases our cost of doing business and affects our profitability. Although we believe we substantially comply with all applicable laws and regulations, such laws and regulations are frequently amended or reinterpreted so we are unable to predict the future cost or impact of complying with such laws and regulations.

Environmental Matters

Our natural gas and crude oil exploration, development and production operations are subject to stringent U.S. federal, state and local laws governing the discharge of materials into the environment or otherwise relating to environmental protection.  Numerous governmental agencies, such as the U.S. Environmental Protection Agency (“EPA”), issue regulations to implement and enforce such laws, and compliance is often difficult and costly.  Failure to comply may result in substantial costs and expenses, including possible civil and criminal penalties. These laws and regulations may:

•	require the acquisition of a permit before drilling commences;
•	restrict the types, quantities and concentrations of various substances that can be released into the environment in connection with drilling, production and processing activities;
•	limit or prohibit drilling activities on certain lands lying within wilderness, wetlands, frontier and other protected areas;
•	require remedial action to prevent pollution from former operations such as plugging abandoned wells; and
•	impose substantial liabilities for pollution resulting from operations.

In addition, these laws, rules and regulations may restrict the rate of natural gas and crude oil production below the rate that would otherwise exist.  The regulatory burden on the industry increases the cost of doing business and consequently affects our profitability.  Changes in environmental laws and regulations occur frequently, and any changes that result in more stringent and costly waste handling, disposal or clean-up requirements could adversely affect our financial position, results of operations and cash flows.  While we believe that we substantially comply with current applicable environmental laws and regulations, and we have not experienced any materially adverse effect from compliance with these environmental requirements, we cannot assure you that this will continue in the future.

The U.S. Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), also known as the “Superfund” law, imposes liability, without regard to fault or the legality of the original conduct, on certain classes of persons who are considered to be responsible for the release of a “hazardous substance” into the environment.  These persons include the present or past owners or operators of the disposal site or sites where the release occurred and the companies that transported or arranged for the disposal of the hazardous substances at the site where the release occurred.  Under CERCLA, such persons may be subject to joint and several liability for the costs of cleaning up the hazardous substances that have been released into the environment, for damages to natural resources and for the costs of certain health studies.  It is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damages allegedly caused by the release of hazardous substances or other pollutants into the environment.  Furthermore, although petroleum, including natural gas and crude oil, is exempt from CERCLA, at least two courts have ruled that certain wastes associated with the production of crude oil may be classified as “hazardous substances” under CERCLA and thus such wastes may become subject to liability and regulation under CERCLA.  State initiatives to further regulate the disposal of crude oil and natural gas wastes are also pending in certain states, and these various initiatives could have an adverse impact on us.

Stricter standards in environmental legislation may be imposed on the industry in the future.  For instance, legislation has been proposed in the U.S. Congress from time to time that would reclassify certain exploration and production wastes as “hazardous wastes” and make the reclassified wastes subject to more stringent handling, disposal and clean-up restrictions.  Compliance with environmental requirements generally could have a materially adverse effect upon our financial position, results of operations and cash flows.  Although we have not experienced any materially adverse effect from compliance with environmental requirements, we cannot assure you that this will continue in the future.

The U.S. Federal Water Pollution Control Act (“FWPCA”) imposes restrictions and strict controls regarding the discharge of produced waters and other petroleum wastes into navigable waters.  Permits must be obtained to discharge pollutants into state and federal waters.  The FWPCA and analogous state laws provide for civil, criminal and administrative penalties for any unauthorized discharges of crude oil and other hazardous substances in reportable quantities and may impose substantial potential liability for the costs of removal, remediation and damages.  Federal effluent limitations guidelines prohibit the discharge of produced water and sand, and some other substances related to the natural gas and crude oil industry, into coastal waters.  Although the costs to comply with zero discharge mandated under federal or state law may be significant, the entire industry will experience similar costs and we believe that these costs will not have a materially adverse impact on our financial condition and results of operations.  Some oil and gas exploration and production facilities are required to obtain permits for their storm water discharges.  Costs may be incurred in connection with treatment of wastewater or developing storm water pollution prevention plans.

The U.S. Resource Conservation and Recovery Act (“RCRA”), generally does not regulate most wastes generated by the exploration and production of natural gas and crude oil.  RCRA specifically excludes from the definition of hazardous waste “drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas or geothermal energy.”  However, these wastes may be regulated by the EPA or state agencies as solid waste.  Moreover, ordinary industrial wastes, such as paint wastes, waste solvents, laboratory wastes and waste compressor oils, are regulated as hazardous wastes.  Although the costs of managing solid hazardous waste may be significant, we do not expect to experience more burdensome costs than would be borne by similarly situated companies in the industry.

In addition, the U.S. Oil Pollution Act (“OPA”) requires owners and operators of facilities that could be the source of an oil spill into “waters of the United States,” a term defined to include rivers, creeks, wetlands and coastal waters, to adopt and implement plans and procedures to prevent any spill of oil into any waters of the United States.  OPA also requires affected facility owners and operators to demonstrate that they have at least $35 million in financial resources to pay for the costs of cleaning up an oil spill and compensating any parties damaged by an oil spill.  Substantial civil and criminal fines and penalties can be imposed for violations of OPA and other environmental statutes.

Competition

The oil and gas industry is highly competitive.  We compete with major oil companies, large and small independent companies , and individuals for the acquisition of leases and properties.  Most competitors have financial and other resources which substantially exceed ours.  Resources of our competitors may allow them to pay more for desirable leases and to evaluate, bid for and purchase a greater number of properties or prospects than us.  Our ability to replace and expand our reserves is dependent on our ability to select and acquire producing properties and prospects for future drilling.

Operations

Oil and gas properties are customarily operated under the terms of a joint operating agreement, which provides for reimbursement of the operator’s direct expenses and monthly per well supervision fees. Per well supervision fees vary widely depending on the geographic location and producing formation of the well, whether the well produces oil or gas and other factors. We are not the operator of our wells, which are operated by Bayshore Exploration LLC and Leexus Oil LLC.  The operators charge the Company, without mark-up, for the Company’s working interest portion of the direct operating costs and overhead costs (which are comprised of administrative, supervision, office services and warehousing costs) that the operators incur with respect to our wells.

Employees

We currently have no full-time employees.  All of our activities are conducted through contracting geologists, engineers, operators and other oil and gas professionals.

GLOSSARY OF CERTAIN OIL AND GAS TERMS

The following is a description of the meanings of some of the natural gas and oil industry terms used in this filing:

“Bbl” means a barrel or barrels of oil.

“BOE” means barrels of oil equivalent.

“Btu” means British thermal unit, which means the quantity of heat required to raise the temperature of one pound of water by one degree Fahrenheit.

“Completion” means the installation of permanent equipment for the production of natural gas or oil.

“Condensate” means hydrocarbons naturally occurring in the gaseous phase in a reservoir that condense to become a liquid at the surface due to the change in pressure and temperature.

“Crude” means unrefined liquid petroleum.

“Gross acres” or “gross wells” refer to the total acres or wells, as the case may be, in which a working interest is owned.

“Mcf” means thousand cubic feet of natural gas.  The Company has assumed that 1Mcf = 1 MMBtu for our calculations.

“MMBtu” means one million Btus.

“Operator” refers to the individual or company responsible for the exploration, development and production of an oil or gas well or lease.

“Proved developed oil and gas reserves” refers to reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.  Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as “proved developed reserves” only after testing by a pilot project or after the operation of an installed program has confirmed through production responses that increased recovery will be achieved.

“Proved oil and gas reserves”  means the estimated quantities of crude oil, natural gas and natural gas liquids  which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions,  i.e., prices and costs as of the date the estimate is made.  Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test.  The area of a reservoir considered proved includes (a) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any, and (b) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data.  In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.  Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the “proved” classification when successful testing by a pilot project, or the operation of an installed program in the  reservoir, provides support for the engineering analysis on which the project or program was based.  Estimates  of proved  reserves do not include the following:  (a) oil that may become  available from known reservoirs but is classified separately as “indicated additional reserves”;  (b) crude oil, natural gas and natural gas liquids, the  recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics or economic factors;  (c) crude oil,  natural  gas and natural gas liquids that may occur in undrilled prospects; and (d) crude oil, natural gas and natural gas liquids  that may be recovered from oil shales, coal, gilsonite and other such sources.

“Proven properties” refers to properties containing proved reserves.

“Proved undeveloped reserves” refers to reserves that are expected to be recovered from new wells on undrilled acreage or from existing wells where a relatively major expenditure is required for recompletion.  Reserves on undrilled acreage are limited to those drilling units offsetting productive units that are reasonably certain of production when drilled.  Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation.  Proved undeveloped reserves may not include estimates attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.

“Recompletion” means the completion for production of an existing well bore in another formation from that in which the well has been previously completed.

“Shut-in” means a well which is capable of producing but is not presently producing.

“Unproven properties” refers to properties containing no proved reserves.

“Working interest” refers to the operating interest that gives the owner the right to drill, produce and conduct operating activities on the property and receive a share of production.

“Workover” means operations on a producing well to restore or increase production.

Item 1A.  RISK FACTORS.

Risks Specific to Our Company

WE HAVE A HISTORY OF LOSSES WHICH MAY CONTINUE, WHICH MAY NEGATIVELY IMPACT OUR ABILITY TO ACHIEVE OUR BUSINESS OBJECTIVES.

We have very limited history with respect to our acquisition and development of oil and gas properties. In the years ended December 31, 2009 and 2008 we recorded operating losses of $639,906, and $279,447 respectively.  We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future.  Our operations are subject to the risks and competition inherent in the establishment of a business enterprise.  There can be no assurance that our future operations will be profitable.  Revenues and profits, if any, will depend upon various factors, including whether we will be able to continue expansion of our revenue.  We may not achieve our business objectives and the failure to achieve such goals would have an adverse impact on us.

SINCE WE ARE IN THE EARLY STAGE OF DEVELOPMENT AND HAVE A LIMITED OPERATING HISTORY, IT MAY BE DIFFICULT FOR YOU TO ASSESS OUR BUSINESS AND FUTURE PROSPECTS.

We have only a limited history of revenues from oil and natural gas operations and have limited tangible assets. We have yet to generate positive earnings and there can be no assurance that we will ever operate profitably. With this limited operating history our company must be considered in the exploration stage. Our success is significantly dependent on a successful acquisition, drilling, completion and production program. Our operations will be subject to all the risks inherent in the establishment of a developing enterprise and the uncertainties arising from the absence of a significant operating history. We may be unable to locate recoverable reserves or operate on a profitable basis. We are in the exploration stage and potential investors should be aware of the difficulties normally encountered by enterprises in the exploration stage. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

BECAUSE WE ARE SMALL AND DO NOT HAVE MUCH CAPITAL, WE MAY HAVE TO LIMIT OUR DEVELOPMENT AND PRODUCTION ACTIVITY WHICH MAY RESULT IN A LOSS OF YOUR INVESTMENT.

Because we are small and do not have much capital, we must limit our oil and gas acquisition, development and production activity. As such we may not be able to complete an exploration program that is as thorough as we would like. In that event, existing reserves may go undiscovered. Without finding reserves or acquiring additional reserves, we cannot generate revenues and you will lose your investment.

AS OUR PROPERTIES ARE IN THE EXPLORATION STAGE, THERE CAN BE NO ASSURANCE THAT WE WILL ESTABLISH COMMERCIAL DISCOVERIES ON OUR PROPERTIES.

Exploration for economic reserves of oil and gas is subject to a number of risk factors. Few wells that are ultimately reworked are capable of producing commercially viable quantities of oil and or gas for any extended period of time.  If the wells in which we have an interest do not produce commercially viable amounts of oil or gas or cease to produce such quantities after being reworked we may need to curtail or cease our operations.

THE POTENTIAL PROFITABILITY OF OIL AND GAS VENTURES DEPENDS UPON FACTORS BEYOND THE CONTROL OF OUR COMPANY.

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile, potentially subject to governmental fixing, pegging, controls, or any combination of these and other factors, and respond to changes in domestic, international, political, social, and economic environments. Additionally, due to worldwide economic uncertainty, the availability and cost of funds for production and other expenses have become increasingly difficult, if not impossible, to project. In addition, adverse weather conditions can also hinder drilling operations. These changes and events may materially affect our financial performance. These factors cannot be accurately predicted and the combination of these factors may result in our company not receiving an adequate return on invested capital.

WE MAY FAIL TO FULLY IDENTIFY PROBLEMS WITH ANY PROPERTIES WE ACQUIRE.

Although we conduct a review of properties we acquire which we believe is consistent with industry practices, we can give no assurance that we have identified or will identify all existing or potential problems associated with such properties or that we will be able to mitigate any problems we do identify.

THE OIL AND GAS INDUSTRY IS HIGHLY COMPETITIVE AND THERE IS NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN ACQUIRING OIL AND GAS INTERESTS OR LEASES.

The oil and gas industry is intensely competitive. We compete with numerous individuals and companies, including many major oil and gas companies, which may have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for desirable oil and gas leases, suitable properties for drilling operations and necessary drilling equipment, as well as for access to funds. We cannot predict if the necessary funds can be raised or that any projected work will be completed or additional oil and gas interests acquired.

Risks Specific to Our Industry

OIL AND GAS OPERATIONS ARE SUBJECT TO COMPREHENSIVE REGULATION WHICH MAY CAUSE SUBSTANTIAL DELAYS OR REQUIRE CAPITAL OUTLAYS IN EXCESS OF THOSE ANTICIPATED CAUSING AN ADVERSE EFFECT ON OUR COMPANY.

Oil and gas operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. Environmental standards imposed by federal, provincial, or local authorities may be changed and any such changes may have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages. To date we have not been required to spend any material amount on compliance with environmental regulations.

However, we may be required to do so in future and this may affect our ability to expand or maintain our operations.

EXPLORATION AND PRODUCTION ACTIVITIES ARE SUBJECT TO CERTAIN ENVIRONMENTAL REGULATIONS WHICH MAY PREVENT OR DELAY THE COMMENCEMENT OR CONTINUANCE OF OUR OPERATIONS.

In general, our exploration, development and production activities are subject to certain federal, state and local laws and regulations relating to environmental quality and pollution control. Such laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance. Generally, environmental requirements do not appear to affect us any differently or to any greater or lesser extent than other companies in the industry. We believe that our operations comply, in all material respects, with all applicable environmental regulations. Our operating partners maintain insurance coverage customary to the industry; however, we are not fully insured against all possible environmental risks.

EXPLORATORY DRILLING INVOLVES MANY RISKS AND WE MAY BECOME LIABLE FOR POLLUTION OR OTHER LIABILITIES WHICH MAY HAVE AN ADVERSE EFFECT ON OUR FINANCIAL POSITION.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labor, and other risks are involved. We may become subject to liability for pollution or hazards against which we cannot adequately insure or which we may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

Item 2.  properties.

We do not own any properties other than oil and gas properties acquired during 2008.  On September 10, 2008 we entered into a one year operating lease agreement with a non-affiliate for our corporate office, located at 888 3rd Street SW, Suite 1000, Calgary, AB   Canada T2P 5C5.  Upon the completion of the one year lease agreement, the lease automatically converted to a month to month based contract. The monthly rent is $315 CDN.

Item 3.  Legal proceedings.

We are currently not a party to any material pending legal proceedings or government actions, including any bankruptcy, receivership, or similar proceedings. In addition, management is not aware of any known litigation or liabilities involving the operators of our properties that could affect our operations. Should any liabilities incur in the future, they will be accrued based on management’s best estimate of the potential loss. As such, there is no adverse effect on our financial position, results of operations or cash flow at this time. Furthermore, we do not believe that there are any proceedings to which any of our directors, officers, or affiliates, any owner of record of the beneficially or more than five percent of our common stock, or any associate of any such director, officer, affiliate, or security holder is a party adverse or has a material interest adverse to us.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Our Annual Meeting of Stockholders (the “Annual Meeting”) was held on December 14, 2009, at which time the stockholders voted on the following proposals:

1.	The election of a board of directors to serve until the next Annual Meeting or until their respective successors is duly elected and has been qualified.

	Votes For	Votes Against	Votes Abstaining
Derek Cooper	32,694,232	13,775	0
Jeet Sidhu	32,694,232	13,775	0
Christian Hudson	32,694,232	13,775	0

2.	Ratifying the appointment of Peterson Sullivan LLP as our auditors for the fiscal year ending December 31, 2009.

Votes For	Votes Against	Votes Abstained

32,700,242	6,562	1,202

PART II

ITEM 5.   MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Market Information

Our Common Stock is listed on the Over the Counter Bulletin Board (“OTCBB”) under the symbol "ETHT". The following table sets forth the high and low sale prices for the periods indicated:

Fiscal Year 2009	High ($)	Low ($)
Fourth Quarter	$0.60	$0.50
Third Quarter	$0.50	$0.50
Second Quarter	$0.51	$0.50
First Quarter	$0.51	$0.41

Fiscal Year 2008
Fourth Quarter	$2.00	$0.38
Third Quarter	$0.75	$0.38
Second Quarter	$0.55	$0.41
First Quarter	$0.82	$0.41

As of March 22, 2010, there were approximately 320 stockholders of record.

Dividend Policy

We have not paid any dividends on our common stock and our board of directors presently intends to continue a policy of retaining earnings, if any, for use in our operations. The declaration and payment of dividends in the future, of which there can be no assurance, will be determined by the board of directors in light of conditions then existing, including earnings, financial condition, capital requirements and other factors. The Nevada Revised Statutes prohibit us from declaring dividends where, if after giving effect to the distribution of the dividend:

•	We would not be able to pay our debts as they become due in the usual course of business; or
•
Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Except as set forth above, there are no restrictions that currently materially limit our ability to pay dividends or which we reasonably believe are likely to limit materially the future payment of dividends on common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	150,000	(1)	$1.00	119,850,000

Equity compensation plans not approved by security holders

Total	150,000	(1)	$1.00	119,850,000

(1)	50,000 were granted to our former CFO and were cancelled following his resignation on January 9, 2009.

ITEM 7.   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Discussion and Analysis

The following discussion and analysis is based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States, and should be read in conjunction with our financial statements and related notes. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. In addition, the following discussion and analysis contains forward-looking statements that involve risks and uncertainties, including, but not limited to, those discussed in “ Forward Looking Statements ,” and elsewhere in this Form 10-K.

Our Oil and Gas Interests

The following table sets forth a summary of our current oil and gas interests:

				Month
	Acquisition	Interest		Production
	Date	Working	Net Revenue	Started	Acreage	Formation
Proven Properties:
Cooke #6	9/1/2008	21.75%	16.3125%	Dec-07	40	Escondido
Onnie Ray #1	9/12/2008	20.00%	15.00%	Oct-08	80	Austin Chalk
Stahl #1	9/12/2008	20.00%	15.00%	Oct-08	20	Austin Chalk
Pearce #1	10/31/2008	20.00%	15.00%	Dec-08	360	Austin Chalk
Unproven Properties:
Haile #1	9/12/2008	20.00%	15.00%	-	100	Austin Chalk

We utilize the full cost method of accounting for our oil and gas activities. In accordance with the full cost method of accounting, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs and related asset retirement costs, are capitalized.  Net capitalized costs associated with oil and gas properties as of December 31, 2009 is summarized as follows:

	Capitalized Costs Relating to
	Oil and Gas Producing Activities

	2009	2008	$ change	% change
Proven properties	$424,191	$368,282	$55,909	15.2%
Unproven properties	101,682	73,746	27,936	37.9%
	525,873	442,028	83,845	19.0%

Impairment of properties	(429,338)	(93,444)	(335,894)	359.5%

Oil and gas properties, net	$96,535	$348,584	$(252,049)	(72.3%)

The Company did not acquire any additional interests in oil and gas properties during 2009.  The additions to capitalized costs relating to oil and gas properties is due to recording an asset retirement obligation as of December 31, 2009, continued completion efforts on our unproven property well, Haile #1, and equipment replacements on the Onnie Ray #1 well.

The Company recorded an impairment loss of $335,894 and $93,444 for the years ended December 31, 2009 and 2008, respectively.  The impairment recognized during 2009 was due to a decline in oil and natural gas prices in the first half of the year; lower than expected production volumes obtained from our oil and gas wells, the shut-in of an unproven property, Haile #1, and utilizing a 12-month average beginning-of-the-month price instead of a period-end price.  The impairment is similar to amortization and therefore is not added to the cost of properties being amortized.

At the time of acquisition, the unproven property, Haile #1, was being recompleted to a zone that was previously productive.  Once the recompletion efforts were final and the well did not support production, an exploratory drilling program was started in early 2009 to complete a new unproven upper zone.  The new upper zone completion also resulted in no oil or gas production and the well was shut-in during August 2009.  Management has impaired the well to the extent of anticipated salvage value of the equipment and recorded an asset retirement obligation as of year end to accrue for estimated closure costs.

Critical Accounting Policies

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Management’s judgments and estimates in these areas are based on information available from both internal and external sources, including engineers, geologists, consultants and historical experience in similar matters. The more significant reporting areas impacted by management’s judgments and estimates are accruals related to oil and gas sales and expenses; estimates used in the impairment of oil and gas properties; and the estimated future timing and cost of asset retirement obligations.

Actual results could differ from the estimates as additional information becomes known. The carrying values of oil and gas properties are particularly susceptible to change in the near term. Changes in the future estimated oil and gas reserves or the estimated future cash flows attributable to the reserves that are utilized for impairment analysis could have a significant impact on the future results of operations.

References to Authoritative Accounting Literature

In June 2009, the Financial Accounting Standards Board ("FASB") issued the Accounting Standards Codification ("ASC") as the single source of authoritative accounting principles generally accepted in the United States of America ("U.S. GAAP") recognized by the FASB to be applied by non-governmental entities in preparation of financial statements in conformity with U.S. GAAP, except for additional authoritative rules and interpretative releases issued by the SEC.  While the adoption of the ASC changes how we reference accounting standards, the adoption did not have an impact on our financial statements.

Full Cost Method of Accounting for Oil and Gas Properties

We have elected to utilize the full cost method of accounting for our oil and gas activities. In accordance with the full cost method of accounting, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs and related asset retirement costs, are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves once proved reserves are determined to exist. We have not yet obtained reserve reports because of our recent acquisition of our oil and gas properties and because these properties recently began producing. Management is assessing geographic and production data to determine the need for reserves studies. At December 31, 2009, there were no capitalized costs subject to amortization.

Oil and gas properties without estimated proved reserves are not amortized until proved reserves associated with the properties can be determined or until impairment occurs. The cost of these properties is assessed quarterly, on a property-by-property basis, to determine whether the properties are recorded at the lower of cost or fair market value. In determining whether such costs should be impaired, we evaluate historical experience, current drilling results, lease expiration dates, current oil and gas industry conditions, international economic conditions, capital availability, and available geological and geophysical information. As a result of this analysis and lack of proved reserves, we recorded an impairment loss of $335,894 and $93,444 during 2009 and 2008, respectively. The impairment is similar to amortization and therefore is not added to the costs of properties being amortized.

Sales of oil and gas properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income. We have not sold any oil and gas properties.

Full Cost Ceiling Test

At the end of each quarterly reporting period, the unamortized costs of oil and gas properties are subject to a “ceiling test” which limits capitalized costs to the sum of the estimated future net revenues from proved reserves, discounted at 10% per annum to present value, based on current economic and operating conditions, adjusted for related income tax effects.

Oil and Gas Revenues

We recognize oil and gas revenues when oil and gas production is sold to a purchaser at a fixed or determinable price, when delivery has occurred and title has transferred, and if collectability of the revenue is probable. Delivery occurs and title is transferred when production has been delivered to a purchaser’s pipeline or truck. As a result of the numerous requirements necessary to gather information from purchasers or various measurement locations, calculate volumes produced, perform field and wellhead allocations, distribute and disburse funds to various working interest partners and royalty owners, the collection of revenues from oil and gas production may take up to 45 days following the month of production. Therefore, we  may make accruals for revenues and accounts receivable based on estimates of our share of production. Since the settlement process may take 30 to 60 days following the month of actual production, our financial results may include estimates of production and revenues for the related time period. We will record any differences between the actual amounts ultimately received and the original estimates in the period they become finalized.

Asset Retirement Obligation

We account for our future asset retirement obligations by recording the fair value of the liability during the period in which it was incurred. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The increase in carrying value of a property associated with the capitalization of an asset retirement cost is included in proved oil and gas properties in the  balance sheets. Our asset retirement obligation consists of costs related to the plugging of wells, removal of facilities and equipment and site restoration on our oil and gas properties and gathering assets. The asset retirement liability is allocated to operating expense using a systematic and rational method.

Asset retirement obligations amounted to $50,000 as of December 31, 2009.

Fair Value

We measure fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. We utilize a three-tier hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1. Valuations based on quoted prices in active markets for identical assets or liabilities that an entity has the ability to access.  We have no assets or liabilities valued with Level 1 inputs.

Level 2. Valuations based on quoted prices for similar assets or liabilities, quoted prices for identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.    We have no assets or liabilities valued with Level 2 inputs.

Level 3. Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Liabilities valued with Level 3 inputs are described in “Note 5. Stockholders’ Equity” in the Notes to Financial Statements.

Recently Adopted Accounting Guidance

In December 2008, the SEC issued release 33-8995 “Modernization of Oil and Gas Reporting.” This rule revises some of the oil and gas reporting disclosures in Regulation S-K and Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as well as Industry Guide 2. Effective December 31, 2009, the FASB issued revised guidance that substantially aligned the oil and gas accounting disclosures with the SEC’s Final Rule. The amendments are designed to modernize and update oil and gas disclosure requirements to align them with current practices and changes in technology. Definitions were updated to be consistent with the Petroleum Resource Management System. Additionally, this new guidance requires that entities use a 12-month average beginning-of-the-month price when calculating the quantities of proved reserves and performing the full-cost ceiling test calculation.  Other key revisions were the inclusion of non-traditional resources in reserves, the allowance for use of new technologies in determining reserves, optional disclosure of probable and possible reserves and significant new disclosures. We adopted this guidance as of December 31, 2009 without material impact on our financial statements as we have no proved reserves.

In January 2010, the FASB issued new authoritative guidance for Oil and Gas Reserve Estimation and Disclosures.  The guidance is  designed to improve the reserve estimation and disclosure requirements by: ( a ) updating the reserve estimation requirements for recent changes in practice and technology; and ( b ) expanding the disclosure requirements for equity method investments.  We adopted this guidance as of December 31, 2009 without material impact on its financial statements as we have no proved reserves.

Variables and Trends

We have very limited history with respect to our acquisition and development of oil and gas properties.  In the event we are able to obtain the necessary financing to move forward with our business plan, we expect our expenses to increase significantly as we grow our business.  Accordingly, the comparison of the financial data for the periods presented may not be a meaningful indicator of our future performance and must be considered in light of these circumstances.

2009 Results of Operations

	2009	2008	change	% change
Production:
Oil (Bbls)	806.1	113.9	692.2	608%
Gas (Mcf)	1,927.0	746.6	1,180.4	158%
Total production (BOE)	1,127.3	238.3	888.9	373%
Average daily production (BOE)	3.1	2.9	0.2	7%
% oil of production	72%	48%	24%	50%

Average sales price:
Oil (per Bbl)	$50.16	$71.98	$(21.82)	(30%)
Gas (per Mcf)	$5.55	$7.46	$(1.91)	(26%)
Total (per BOE)	$45.36	$57.78	$(12.42)	(21%)

Oil and gas revenues:
Oil revenue	$40,437	$8,199	$32,238	393%
Gas revenue	$10,697	$5,571	$5,126	92%
Total	$51,134	$13,770	$37,364	271%
Lease operating expenses	$42,984	$9,080	$33,904	373%

Additional per BOE data:
Sales price	$45.36	$57.78	$(12.42)	(21%)
Lease operating expenses	$38.13	$38.10	$0.03	0%
Operating Margin per BOE	7.23	19.68	$(12.45)	(63%)

Impairment of oil & gas properties	$335,894	$93,444	$242,450	259%

General and administrative:
Management fees	$94,550	$54,359	$40,190	74%
Accounting & legal	$182,004	$95,168	$86,836	91%
Office, facilities, investor relations	$35,608	$41,166	$(5,558)	(14%)
Total	$312,162	$190,693	$121,469	64%

Change in fair value of warrant liability	$1,909,455	$-	$1,909,455	-

Oil and Gas Revenues

Total oil and gas revenues increased 271% from $13,770 in 2008 to $51,134 in 2009 due to a full year of production in 2009 compared to approximately 2.75 months of production in 2008 as our wells came on-line. Average daily production on an equivalent basis for 2009 was 3.1 BOE and was 2.9 BOE for 2008 representing an increase of 7%.  Oil represented 72% of our production mix in 2009 compared to 48% in 2008 primarily due to our largest oil producing well, Pearce #1, beginning production in mid-December 2008.  Gas production on an equivalent annual basis in 2009 was lower than anticipated due to a tubing puncture in the Onnie Ray well in Q1 of 2009.  The puncture is scheduled for repair in the first quarter 2010.

Oil production during 2009 totaled 806.1 barrels and generated $40,437 in revenues compared to 113.9 barrels and $8,199 in revenues in 2008. This increase is due to a full year of production in 2009 compared to 2.75 months of production in 2008 as our wells came on-line. Average oil prices realized in 2009 were $51.16 per barrel compared to $71.98 per barrel in 2008 representing a 30% decrease due to lower oil and gas pricing.

Gas production during 2009 totaled 1,927.0 Mcf and generated $10,697 in revenues compared to 746.6 Mcf and $5,571 in revenues during the same period in 2008 representing a 158% increase in production and a 63% increase in revenue. This increase is due to a full year of production in 2009 compare to 2.75 months of production in 2008 as our wells came on-line. Average gas prices realized for 2009 were $5.55 per Mcf compared to $7.46 per Mcf in 2008 representing a 25% decrease due to lower gas pricing.

Lease Operating Expenses

Lease operating expenses for 2009 increased by 373% to $42,984 compared to $9,080 for 2008. The increase is due to a full year of production in 2009 compared to 2.75 months of production in 2008.  Lease operating expenses on an equivalent basis were effectively flat from 2008 for $38.10 to 2009 for $38.13.

Impairment of Oil and Gas Properties

The impairment of oil and gas properties increased in 2009 to $335,894 from $93,444 for 2008 representing an increase of 259%.  The increase in the impairment was due to a decline in oil and natural gas prices in the first half of the year, lower than expected production volumes obtained from our oil and gas wells, the shut-in of an unproven property, and the adoption of new accounting standards utilizing a 12-month average beginning-of-the-month price instead of a period-end price.

Management Fees

Management fees increased in 2009 to $94,550 from $54,359 in 2008 representing an increase of 74%.  The $40,190 increase is comprised of an increase of $15,435 in director’s fees and an increase of $24,755 in stock-based compensation expense.  This increase is due to increasing fees paid to directors in September 2008 from $200 per quarter to approximately $2,000 per month and to recognizing a full year of stock compensation expense in 2009 for the stock granted in September 2008.

Accounting and Legal Fees

Accounting and legal expenses increased in 2009 to $182,004 from $95,168 in 2008 representing an increase of 91%.  The $86,836 increase is comprised of an increase in auditor and tax preparation fees for $32,936, and an increase in outsourced accounting fees of $42,625 and an increase in legal fees of $11,275 due to an increase in registration statements filed with the SEC.

Change in Fair Value of Warrant Liability

During 2009, we began to account for the Series A and the Series B Warrants as derivatives.  We determined that our Series A and Series B warrants contained a Dilutive Issuance provision. As a result, we reclassified a total of 12,900,000 warrants from equity to a noncurrent warrant liability and recorded a cumulative effect of change in accounting principle that reduced our accumulated deficit as of January 1, 2009 by $1,624,513.

We measure the fair value of the warrant liability in accordance with ASC 820 Fair Value Measurement and Disclosure which emphasizes that fair value is a market-based measurement, not an entity-specific measurement. Therefore, a fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumptions about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy). At the end of each reporting period, we revalue the warrant liability using a Black-Scholes model (Level 3 inputs). As a result of adjusting the warrant liability to fair value, we recorded a non-cash gain of $309,215 and a non-cash gain of $565,891 (net gain of $1,909,455) relating to the Series A and Series B Warrants, respectively, for the year ended December 31, 2009.

Liquidity and Capital Resources

We had cash and cash equivalents of $2,409,770 and $2,734,591 as of  December 31, 2009 and December 31, 2008, respectively. We have financed our operations from cash on hand during the year ended December 31, 2009.

Net cash flows used in operating activities was ($290,976) for the year ended December 31, 2009, compared to net cash used in operating activities of ($69,687) for the year ended December 31, 2008.

Cash used in investing activities was ($33,845) for the year ended December 31, 2009, compared to cash used in investing activities of ($442,028) for the year ended December 31, 2008.  The cash used in 2009 represents additions to capitalized costs of oil and gas properties and the cash used in 2008 represent acquisitions of oil and gas properties.

We had no cash used or generated in financing activities for the year ended December 31, 2009, compared to cash generated from financing activities of $3,200,000 for the year ended December 31, 2008.

The accompanying financial statements have been prepared assuming we will continue as a going concern. We have incurred cumulative losses of $4,438,001 through December 31, 2009.  Additionally, we have expended a significant amount of cash to acquire working interests in oil and gas properties and operating as a public entity. We expect to continue to incur losses from business operations in the future. Management believes that our cash and cash equivalent balances, anticipated cash flows from operations and other external sources of credit will be sufficient to meet our cash requirements through December 2011 if not longer. Our prospects after December 2011 will depend in large part on our ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

Due to the "start up" nature of our business, we expect to incur losses as we expands. We expect to raise additional funds through private or public equity investment in order to expand the range and scope of our business operations. We will seek access to private or public equity but there is no assurance that such additional funds will be available for us to finance our operations on acceptable terms, if at all.

At this time, we have no agreements or understandings with any third party regarding any financings.

Moreover, the trading price of our shares of common stock and a downturn in the United States stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, or experience unexpected cash requirements that would force us to seek alternative financing. Further, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of our shares of common stock. If additional financing is not available or is not available on acceptable terms, we will have to curtail our operations.

Related Party Transactions

Executive Management: For the years ended December 31, 2009 and December 31, 2008, we incurred $30,000 and $10,000, respectively, in fees paid to Derek Cooper our President, Chief Executive Officer and Chief Financial Officer. In addition, we recorded $14,474 and $4,840 as stock compensation expense (refer to “Note 6. Stock Options” in the Notes to Financial Statements) for the years ended December 31, 2009 and December 31, 2008, respectively.

Director Fees: For the years ended December 31, 2009 and December 31, 2008, we incurred $50,435 and $25,000, respectively, in board fees for non-employee directors. In addition, we recorded $29, 640 and $14,520 as stock compensation expense (refer to “Note 6. Stock Options” in the Notes to Financial Statements) for the years ended December 31, 2009 and December 31, 2008, respectively.

Off Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Recent Accounting Pronouncements

See "Note 2. Accounting Policies" in the Notes to Financial Statements in this Form 10-K.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Entheos Technologies, Inc.
Calgary, Alberta

We have audited the accompanying balance sheets of Entheos Technologies, Inc. ("the Company") as of December 31, 2009 and 2008, and the related statements of operations, stockholders' equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Entheos Technologies, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

/S/ PETERSON SULLIVAN LLP

Seattle, Washington
March 31, 2010

ENTHEOS TECHNOLOGIES, INC.
BALANCE SHEETS
December 31, 2009 and December 31, 2008

	2009	2008

ASSETS
Current assets
Cash and cash equivalents	$2,409,770	$2,734,591
Accounts receivable	8,759	4,252
Prepaid expenses	-	720
Total current assets	2,418,529	2,739,563

Oil and gas properties at costs (Note 4)
Proven properties	424,191	368,282
Unproven properties	101,682	73,746
Accumulated depreciation, depletion and amortization and impairment	(429,338)	(93,444)
Oil and gas properties, net	96,535	348,584

Total assets	$2,515,064	$3,088,147

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	$30,468	$50,854
Accounts payable - related parties	5,172	12,077
Asset retirement obligation	10,000	-
Warrant liability (Note 5)	1,368,420	-
Total current liabilities	1,414,060	62,931

Long-term liabilities
Asset retirement obligation	40,000	-
Total liabilities	1,454,060	62,931

STOCKHOLDERS' EQUITY (Note 5)

Preferred stock: $0.0001 par value: Authorized: 10,000,000 shares
Issued and outstanding: nil	-	-
Common stock: $0.00001 par value; Authorized: 200,000,000 shares
Issued and outstanding: 63,075,122 shares (2008: 63,075,122)	631	631
Additional paid-in capital	5,498,374	7,107,622
Accumulated deficit	(4,438,001)	(4,083,037)

Total stockholders' equity	1,061,004	3,025,216

Total liabilities and stockholders' equity	$2,515,064	$3,088,147

 (The accompanying notes are an integral part of these financial statements)

ENTHEOS TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS
For the years ended December 31, 2009 and December 31, 2008

	2009	2008

Revenue
Oil and gas sales	$51,134	$13,770

Expenses
Lease operating expenses	42,984	9,080
General and administrative expenses	312,162	190,693
Impairment of oil and gas properties	335,894	93,444
Total operating expenses	691,040	293,217

Operating Loss	(639,906)	(279,447)

Other income / (expense)
Interest income	-	14,298
Change in fair value of warrant liability	1,909,455	-
	1,909,455	14,298

Net income (loss) attributable to common stockholders	$1,269,549	$(265,149)

Income (loss) per common share - basic and diluted	$0.02	$(0.00)

Weighted average number of shares - basic and diluted	63,075,122	59,374,302

 (The accompanying notes are an integral part of these financial statements)

ENTHEOS TECHNOLOGIES, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY
For the years ended December 31, 2009 and December 31, 2008

					Total
	Common Stock		Additional	Accumulated	Stockholders'
	Shares	Amount	paid-in capital	earnings (deficit)	Equity

Balance, December 31, 2007	56,625,122	$566	$3,838,516	$(3,817,888)	$21,194

Units issued for cash and legal services at $0.50 per share in July 2008	6,450,000	65	3,224,935	-	3,225,000

Stock-based compensation expense	-	-	19,360	-	19,360

Settlement of related party payables	-	-	24,811	-	24,811

Net loss, year ended December 31, 2008	-	-	-	(265,149)	(265,149)

Balance, December 31, 2008	63,075,122	631	7,107,622	(4,083,037)	3,025,216

Cumulative effect of change in accounting principle	-	-	(1,653,362)	(1,624,513)	(3,277,875)

Stock-based compensation expense	-	-	44,114	-	44,114

Net income, year ended December 31, 2009	-	-	-	1,269,549	1,269,549

Balance, December 31, 2009	63,075,122	$631	$5,498,374	$(4,438,001)	$1,061,004

 (The accompanying notes are an integral part of these financial statements)

ENTHEOS TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
For the years ended December 31, 2009 and December 31, 2008

	2009		2008

Cash flows from operating activities
Net income (loss)		$1,269,549	$(265,149)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Impairment of oil and gas properties		335,894	93,444
Stock-based compensation		44,114	19,360
Stock issued for services		-	25,000
Change in fair value of warrant liability		(1,909,455)	-
Changes in operating assets and liabilities:
(Increase) in accounts receivable		(4,507)	(4,252)
(Increase) decrease in prepaid assets		720	(720)
Increase (decrease) in accounts payable & accrued liabilities including related party payables		(27,291)	62,630
Net cash flows from operating activities		(290,976)	(69,687)

Cash flows from investing activities
Acquisition of oil and gas properties		(33,845)	(442,028)
Net cash flows from investing activities		(33,845)	(442,028)

Cash flows from financing activities
Proceeds from issuance of common stock, net		-	3,200,000
Net cash flows from financing activities		-	3,200,000

Increase (Decrease) in cash and cash equivalents		(324,821)	2,688,285

Cash and cash equivalents, beginning of period		2,734,591	46,306
Cash and cash equivalents, end of period		$2,409,770	$2,734,591

Non-cash investing and financing activities:
Asset retirement obligation		$50,000	$-
Settlement of related party payables	$		$24,811

Supplemental disclosure of cash flow information:
Interest paid in cash		$-	$-
Income tax paid in cash		$-	$-

(The accompanying notes are an integral part of these financial statements)

ENTHEOS TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009

Note 1. Organization and Nature of Operations

Entheos Technologies, Inc. (the “Company”, “we”, “us”, and “our”) is a small independent oil and gas production company with a focus on participation in producing oil and gas wells and the re-development/recompletion of oil and gas wells. We pursue oil and gas prospects in partnership with oil and gas companies with exploration, development and production expertise.  Currently, our interests consist of non-operating, minority working interests. The Company’s prospect areas consist of land in La Salle County, Lee County, Fayette County and Frio County, Texas. Currently four of the five wells in which the Company has minority working interest are producing. The Company currently does not operate any of the wells in which it has an interest.

Incorporated under the laws of the State of Nevada, the Company has an authorized capital of 200,000,000 shares of $0.00001 par value common stock, of which 63,075,122 shares are outstanding and 10,000,000 shares of $0.0001 par value preferred stock, of which none are outstanding.

From 2002 until September 2008, through our wholly-owned subsidiary Email Solutions, Inc., we served as an Application Service Provider (“ASP”).   Due to the limited success of our ASP business, management decided that it was in the best interest of our stockholders to abandon the Application Service Provider business and focus on identifying undervalued oil and gas opportunities for acquisition, development and exploration. The assets and liabilities, the results of operations and cash flows related to the ASP business were not classified as discontinued operations as the amounts were not significant.  Email Solutions, Inc. was dissolved during 2008.

The Company has recently incurred net operating losses and operating cash flow deficits. It may continue to incur losses from operations and operating cash flow deficits in the future. Management believes that the Company’s cash and cash equivalent balances, anticipated cash flows from operations and other external sources of credit will be sufficient to meet its cash requirements through December 2011 if not further.  The future of the Company after December 2011 will depend in large part on its ability to successfully generate cash flows from operations and raise capital from external sources to fund operations.

Note 2. Accounting Policies

References to Authoritative Accounting Literature

In June 2009, the Financial Accounting Standards Board ("FASB") issued the Accounting Standards Codification ("ASC") as the single source of authoritative accounting principles generally accepted in the United States of America (“U.S. GAAP”) recognized by the FASB to be applied by non-governmental entities in preparation of financial statements in conformity with U.S. GAAP, except for additional authoritative rules and interpretative releases issued by the SEC.  While the adoption of the ASC changes how we reference accounting standards, the adoption did not have an impact on our consolidated financial statements.

Principles of Accounting

These financial statements have been prepared by management in accordance with US GAAP.

Principles of Consolidation

The Company accounts for its undivided interest in oil and gas properties using the proportionate consolidation method, whereby its share of assets, liabilities, revenues and expenses are included in its  financial statements.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Management’s judgments and estimates in these areas are based on information available from both internal and external sources, including engineers, geologists, consultants and historical experience in similar matters. The more significant reporting areas impacted by management’s judgments and estimates are accruals related to oil and gas sales and expenses; estimates used in the impairment of oil and gas properties; and the estimated future timing and cost of asset retirement obligations.

Actual results could differ from the estimates as additional information becomes known. The carrying values of oil and gas properties are particularly susceptible to change in the near term. Changes in the future estimated oil and gas reserves or the estimated future cash flows attributable to the reserves that are utilized for impairment analysis could have a significant impact on the future results of operations.

Full Cost Method of Accounting for Oil and Gas Properties

The Company has elected to utilize the full cost method of accounting for its oil and gas activities. In accordance with the full cost method of accounting, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs and related asset retirement costs, are capitalized.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves once proved reserves are determined to exist. The Company has not yet obtained reserve reports.  Management is assessing production data to determine the feasibility of obtaining reserves studies.  At December 31, 2009, there were no capitalized costs subject to amortization.

Oil and gas properties without estimated proved reserves are not amortized until proved reserves associated with the properties can be determined or until impairment occurs. The cost of these properties is assessed quarterly, on a property-by-property basis, to determine whether the properties are recorded at the lower of cost or fair market value. In determining whether such costs should be impaired, the Company evaluates historical experience, current drilling results, lease expiration dates, current oil and gas industry conditions, international economic conditions, capital availability, and available geological and geophysical information. As a result of this analysis and lack of proved reserves, the Company recorded an impairment loss of $335,894 and $93,444 during 2009 and 2008, respectively. The impairment is similar to amortization and therefore is not added to the costs of properties being amortized.

Sales of oil and gas properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income. The Company has not sold any oil and gas properties.

Full Cost Ceiling Test

At the end of each quarterly reporting period, the unamortized costs of oil and gas properties are subject to a “ceiling test” which basically limits capitalized costs to the sum of the estimated future net revenues from proved reserves, discounted at 10% per annum to present value, based on current economic and operating conditions, adjusted for related income tax effects.

Oil and Gas Revenues

The Company recognizes oil and gas revenues when oil and gas production is sold to a purchaser at a fixed or determinable price, when delivery has occurred and title has transferred, and if collectability of the revenue is probable. Delivery occurs and title is transferred when production has been delivered to a purchaser’s pipeline or truck. As a result of the numerous requirements necessary to gather information from purchasers or various measurement locations, calculate volumes produced, perform field and wellhead allocations, distribute and disburse funds to various working interest partners and royalty owners, the collection of revenues from oil and gas production may take up to 45 days following the month of production. Therefore, the Company may make accruals for revenues and accounts receivable based on estimates of its share of production. Since the settlement process may take 30 to 60 days following the month of actual production, its financial results may include estimates of production and revenues for the related time period. The Company will record any differences between the actual amounts ultimately received and the original estimates in the period they become finalized.

Asset Retirement Obligation

The Company accounts for its future asset retirement obligations by recording the fair value of the liability during the period in which it was incurred. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. The increase in carrying value of a property associated with the capitalization of an asset retirement obligation is included in proven oil and gas properties in the balance sheets. The Company’s asset retirement obligation consists of costs related to the plugging of wells, removal of facilities and equipment and site restoration on its oil and gas properties. The asset retirement liability is allocated to operating expense using a systematic and rational method.

Asset retirement obligations amounted to $50,000 at December 31, 2009.

Fair Value of Financial Instruments

The determination of fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair values.  The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, and accounts payable – related parties approximates their fair value because of the short-term nature of these instruments.

Fair Value

We measure fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. We utilize a three-tier hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1. Valuations based on quoted prices in active markets for identical assets or liabilities that an entity has the ability to access.  We have no assets or liabilities valued with Level 1 inputs.

Level 2. Valuations based on quoted prices for similar assets or liabilities, quoted prices for identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.    We have no assets or liabilities valued with Level 2 inputs.

Level 3. Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Liabilities valued with Level 3 inputs are described in “Note 5. Stockholders’ Equity.”

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.  The Company did not have any cash equivalents at December 31, 2009 and 2008.  The Company occasionally has cash deposits in excess of federally insured limits.  The Company has not experienced any losses related to these balances, and management believes its credit risk to be minimal.

Warrant Liability Derivative

We evaluate financial instruments for freestanding or embedded derivatives.  The warrant liability derivative is recorded at fair value with changes in value recognized as other income (expense) in the statements of operations in the period of change.

Stock-Based Compensation

We measure all stock-based compensation awards at fair value on the date of grant and recognize such expense in our financial statements over the requisite service period for awards expected to vest.  The Company uses the Black-Scholes pricing model to determine the fair value of stock-based compensation awards on the date of grant.  The Black-Scholes pricing model requires management to make assumptions regarding the option lives, expected volatility, and risk free interest rates. See “Note 6. Stock Options” for additional information on the Company’s stock-based compensation plans.
Income Taxes

We recognize income taxes on an accrual basis based on tax position taken or expected to be taken in our tax returns.  A tax position is defined as a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities.  Tax positions are recognized only when it is more likely than not (i.e., likelihood of greater than 50%), based on technical merits, that the position would be sustained upon examination by taxing authorities.  Tax positions that meet the more likely than not threshold are measured using a probability-weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement.  Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in our financial statements or tax returns.  A valuation allowance is established to reduce deferred tax assets if all, or some portion, of such assets will more than likely not be realized.  Should they occur, our policy is to classify interest and penalties related to tax positions as interest expense.  Since our inception, no such interest or penalties have been incurred.

Earnings (Loss) Per Share

The computation of basic net income (loss) per common share is based on the weighted average number of shares that were outstanding during the year. The computation of diluted net income (loss) per common share is based on the weighted average number of shares used in the basic net income (loss) per share calculation plus the number of common shares that would be issued assuming the exercise of all potentially dilutive common shares outstanding using the treasury stock method for shares subject to stock options and warrants.  See “Note 3. Earnings (Loss) Per Share” for further discussion.
Related Party Transactions

A related party is generally defined as (i) any person who holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone who directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. (See “Note 7. Related Party Transactions”).

Recent and Adopted Accounting Pronouncements

In June 2009, the FASB issued new authoritative guidance to eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity and requires ongoing qualitative reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.  We adopted the guidance in 2009 without material impact on our consolidated financial statements.

In April 2009, the FASB issued additional authoritative guidance on the fair value of financial instruments, which provides: (i) further provisions on estimating fair value when the markets become inactive and quoted prices reflect distressed transactions; (ii) extended disclosure requirements for interim financial statements regarding the fair value of financial instruments; and (iii) new criteria for recording impairment charges on investments in debt instruments.  We adopted the guidance on a prospective basis in 2009 without material impact to our financial statements.

In June 2008, the FASB ratified new authoritative guidance addressing the accounting for certain instruments (or embedded features) determined to be indexed to an entity’s own stock. This guidance provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions.  We adopted this guidance effective January 1, 2009 on a prospective basis.  See “Note 5. Stockholders’ Equity” for further discussion of the impact of this guidance to our financial statements.

In January 2010, the FASB issued new authoritative guidance regarding the disclosure of fair value measurements, which clarifies certain existing disclosure requirements as well as requiring new disclosures related to significant transfers between each fair value level as well as requiring additional information about Level 3 activity.  This guidance begins phasing in during the first fiscal period after December 15, 2009.  We do not expect the implementation of this guidance to have a material impact on our financial statements.

In May 2009, the FASB issued new authoritative guidance for the accounting for and disclosures of subsequent events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  The guidance was effective for interim or annual financial periods ending after June 15, 2009.  This guidance applies to both interim financial statements and annual financial statements.  In February 2010, the FASB issued additional guidance that clarifies certain existing evaluation and disclosure requirements related to subsequent events.  We adopted the initial and revised guidance without material impact on our financial statements.

In December  2008, the SEC issued release 33-8995 “Modernization of Oil and Gas Reporting.” This rule revises some of the oil and gas reporting disclosures in Regulation S-K and Regulation S-X under the Securities Act and the Securities Exchange Act of 1934, as well as Industry Guide 2. Effective December 31, 2009, the FASB issued revised guidance that substantially aligned the oil and gas accounting disclosures with the SEC’s Final Rule. The amendments are designed to modernize and update oil and gas disclosure requirements to align them with current practices and changes in technology. Definitions were updated to be consistent with the Petroleum Resource Management System. Additionally, this new guidance requires that entities use a 12-month average beginning-of-the-month price when calculating the quantities of proved reserves and performing the full-cost ceiling test calculation.  Other key revisions the inclusion of non-traditional resources in reserves, the allowance for use of new technologies in determining reserves, optional disclosure of probable and possible reserves and significant new disclosures. The Company adopted this guidance as of December 31, 2009 without material impact on its financial statements as the Company has no proved reserves.

In January 2010, the FASB issued new authoritative guidance for Oil and Gas Reserve Estimation and Disclosures.  The guidance is designed to improve the reserve estimation and disclosure requirements by: ( a ) updating the reserve estimation requirements for recent changes in practice and technology; and ( b ) expanding the disclosure requirements for equity method investments.  The Company adopted this guidance as of December 31, 2009 without material impact on its financial statements as the Company has no proved reserves.

Note 3. Earnings (Loss) Per Share (EPS)

Dilutive common stock equivalents include 13,050,000 and 13,100,000 warrants and stock options that are not included in the computation of diluted loss per share because to do so would be anti-dilutive for 2009 and 2008, respectively.  All share and per share information are adjusted retroactively to reflect stock splits and changes in par value, when applicable.

Following is the computation of basic and diluted net loss per share for the years ended December 31, 2009 and 2008:

	2009	2008

Numerator - net income (loss)	$1,269,549	$(265,149)

Denominator - weighted average number of common shares outstanding	63,075,122	59,374,302

Basic and diluted income (loss)
per common share	$0.02	$(0.00)

Note 4. Oil and Gas Properties

As of December 31, 2009, the Company owned non-operating, working interests in five wells in one geographic area as follows:

				Month
	Acquisition	Interest		Production
	Date	Working	Net Revenue	Started	Acreage	Formation
Proven Properties:
Cooke #6	9/1/2008	21.75%	16.3125%	Dec-07	40	Escondido
Onnie Ray #1	9/12/2008	20.00%	15.00%	Oct-08	80	Austin Chalk
Stahl #1	9/12/2008	20.00%	15.00%	Oct-08	20	Austin Chalk
Pearce #1	10/31/2008	20.00%	15.00%	Dec-08	360	Austin Chalk
Unproven Properties:
Haile #1	9/12/2008	20.00%	15.00%	-	100	Austin Chalk

Net capitalized costs associated with these oil and gas properties as of December 31, 2009 and 2008 is summarized as follows:

	Capitalized Costs Relating to
	Oil and Gas Producing Activities

	2009	2008
Proven properties	$424,191	$368,282
Unproven properties	101,682	73,746
	525,873	442,028

Impairment of properties	(429,338)	(93,444)

Oil and gas properties, net	$96,535	$348,584

Costs incurred in oil and gas property acquisition, exploration and development activities, are summarized as follows at December 31, 2009:

	Cost Incurred for Oil & Gas Properties
	as of December 31, 2009
	Proven	Unproven	Total
Acquisition costs	$218,528	$16,071	$234,599
Exploration costs	25,260	85,611	110,871
Development costs	180,403	-	180,403
	424,191	101,682	525,873

Impairment of oil properties	(348,241)	(81,097)	(429,338)

Oil and gas properties, net	$75,950	$20,585	$96,535

The Company amortizes all capitalized costs of oil and gas properties on the unit-of-production method using proved reserves. The Company has not obtained reserve studies with estimated proved reserves. Management is assessing production data to determine the feasibility of obtaining reserves studies. Therefore at December 31, 2009, and 2008 there were no capitalized costs subject to amortization.

Unproven properties costs as of December 31, 2009 and 2008 are associated with a development oil well which was completed in August 2009 and did not produce. Management has impaired the well to the extent of anticipated salvage value of the equipment.

Properties which are not being amortized are assessed quarterly, on a property-by-property basis, to determine whether they are recorded at the lower of cost or fair market value. As a result of this analysis and lack of proved reserves, the Company recorded an impairment loss of $335,894 and $93,444 for the years ended December 31, 2009 and 2008, respectively.  The impairment recognized during 2009 was due to a decline in oil and natural gas prices in the first half of the year; lower than expected production volumes obtained from our oil and gas wells; and utilizing a 12-month average beginning-of-the-month price instead of a period-end price.  The impairment is similar to amortization and therefore is not added to the cost of properties being amortized.

Asset Retirement Obligation

The following table summarizes the activity for the Company’s asset retirement obligations:

	Years Ended December 31,
	2009	2008
Asset retirement obligations, beginning of year	$-	$-
Change in estimated obligations	50,000	-
Asset retirement obligations, end of year	50,000	-
Less: current retirement obligations	(10,000)	-

Long-term retirement obligations	$40,000	$0

The change in estimated obligations represents the Company’s initial recognition of retirement obligations related to oil and gas properties.

Note 5. Stockholders’ Equity

On July 28, 2008, the Company completed a self-directed private placement of 6,450,000 units at a price of $0.50 per unit or $3,225,000 in the aggregate. Each unit consists of one share of the Company’s common stock, one Series A stock purchase warrant (“Series A warrant”) to purchase one share of common stock at $0.60 per share for a period of 18 months from the date of issuance and one Series B stock purchase warrant (“Series B warrant”) to purchase one share of common stock at $0.75 per share for a period of 24 months from the date of issuance (refer to the “Warrants” section below for a discussion of the extension of the expiration date of the warrants).  The relative fair value of the common stock was estimated to be $1,571,638 and the relative fair value of the warrants was estimated to be $1,653,362 as determined based on the relative fair value allocation of the proceeds received. The warrants were valued on the transaction date using the Black-Scholes option pricing model using the following assumptions: expected dividend yield of 0%, risk-free interest rate of 2.4% - 2.6%, volatility of 96.15% - 100.76%, and contractual lives of 1.5 – 2 years.

In connection with the private placement, the Company issued an aggregate of 50,000 units in payment of legal fees in the amount of $25,000. These units were otherwise issued on the same terms and conditions as the units sold in the private placement.

Pursuant to the Subscription Agreement and the Registration Rights Agreement relating to the private placement, the Company and the investor parties made other covenants and representations and warranties regarding matters that are customarily included in financings of this nature. In the event that during the period when the warrants are outstanding, if the Company issues common stock or common stock equivalents at a price per share which is less than the warrant exercise price, $0.60 per share for Series A warrants and $0.75 per share for Series B warrants, then the exercise price for the warrants shall be reduced to equal the share price of the new issuance and the number of warrant shares issuable shall be increased such that the aggregate exercise price payable shall be equal to the aggregate exercise price prior to such adjustment according to the Securities Purchase Agreement (the “Dilutive Issuance”).

Warrants

Each of the Company’s warrants outstanding entitles the holder to purchase one share of the Company’s common stock for each warrant share held. No warrants were exercised during the years ended December 31, 2009 and 2008.

On December 14, 2009, the Company extended the expiration date of the 6,450,000 Series A warrants from January 28, 2010 to July 28, 2010 and extended the expiration date of the 6,450,000 Series B warrants from July 28, 2010 to January 28, 2011.  The exercise price of the warrants remains unchanged at $0.60 and $0.75 for the Series A and Series B warrants, respectively.

On January 27, 2010, the Company extended the expiration date of 6,450,000 Series A warrants again from July 28, 2010 to December 28, 2010 and extended the expiration date of the 6,450,000 Series B warrants again from January 28, 2011 to July 28, 2011. The exercise price of the warrants remains unchanged at $0.60 per share and $0.75 per share for the Series A and Series B warrants, respectively.

The potential of a Dilutive Issuance to the warrants’ exercise price and number of underlying shares of common stock may result in a settlement amount that does not equal the difference between the fair value of a fixed number of the Company’s common stock and a fixed exercise price. Accordingly, the warrants are not considered indexed to the Company’s own stock and, therefore, are accounted for as a derivative pursuant to ASC 815-40  Contracts in an Entity’s Own Equity  which became effective January 1, 2009 .  Upon the adoption of this guidance, the Company recognized a one-time decrease to opening accumulated deficit of $1,624,513.

As of December 31, 2009, the Company has not sold any shares of common stock or common stock equivalents that would result in an adjustment to the exercise price or number of shares of common stock underlying the warrants outstanding.  Additionally, the Company does not intend to sell any shares of common stock or common stock equivalents at a price that is below the exercise price of the warrants, prior to their expiration dates, which would result in an adjustment to the exercise price or number of shares of common stock underlying the warrants.  Since the Company determined that the future probability of a Dilutive Issuance is deemed unlikely, it did not have a material impact on the fair value estimate of the warrant liability at December 31, 2009 as it relates to the Series A or Series B Warrants.

At December 31, 2009, the Company valued the warrant liability using a Black-Scholes model (Level 3 inputs) containing the following assumptions:

Black-Scholes model assumptions as of December 31, 2009	Series A Warrants	Series B Warrants
Risk-free interest rate	0.20%	0.47%
Expected term (in years)	0.58	1.08
Expected volatility	26.24%	85.58%
Dividend per share	$0	$0
Expiration date	July 28, 2010	January 28, 2011

The following table is a roll forward of the fair value of the warrant liability related to the common stock warrants using the Black-Scholes assumptions as of December 31, 2009 (Level 3 inputs):

	Series A Warrants	Series B Warrants	Total
Beginning balance as of January 1, 2009	$1,652,779	$1,625,096	$3,277,875
Change in fair value	1,343,564	565,891	1,909,455
Ending balance as of December 31, 2009	$309,215	$1,059,205	$1,368,420

As a result of adjusting the warrant liability to fair value, we recorded a non-cash gain of $1,343,564 and a non-cash gain of $565,891 relating to the Series A and Series B Warrants, respectively, for the year ended December 31, 2009.

A total of 12,900,000 shares of the Company’s common stock have been reserved for issuance upon exercise of warrants shares outstanding as of December 31, 2009.

Note 6. Stock Options

The Company has an active stock option plan that provides shares available for option grants to employees, directors and others. A total of 120,000,000 shares of the Company’s common stock have been reserved for award under the stock option plan, of which 119,850,000 were available for future issuance as of December 31, 2009. Options granted under the Company’s option plan generally vest over five years or as otherwise determined by the Board of Directors, have exercise prices equal to the fair market value of the common stock on the date of grant, and expire no later than ten years after the date of grant.

Stock option activity during the years ended December 31, 2009 and 2008 is summarized as follows:

		Weighted	Remaining
		average	contractual	Aggregate
	Number of	exercise	term	intrinsic
	options	price	(years)	value

Outstanding at December 31, 2007	-	$-
Granted	200,000	1.00
Cancelled	-
Outstanding at December 31, 2008	200,000	1.00
Granted	-
Cancelled	(50,000)	1.00
Outstanding at December 31, 2009	150,000	1.00	8.70	$-

Exercisable at December 31, 2009	30,000	1.00	8.70	$-
Available for grant at December 31, 2009	119,850,000

The aggregate intrinsic value in the table above represents the total pretax intrinsic value for all “in-the-money” options (i.e. the difference between the Company’s closing stock price on the last trading day of the year ended December 31, 2009 and the exercise price, multiplied by the number of shares) that would have been received by the option holders had all option holders exercised their options on December 31, 2009. This amount is based on the fair market value of the Company’s stock. Total intrinsic value of options exercised was $nil for 2009 and 2008.

A summary of the Company’s unvested stock options and changes during the years ended December 31, 2009 and 2008 is as follows:

	Number of options	Weighted Average Grant Date Fair Value
Unvested, December 31, 2007	-	$-
Granted	200,000	0.73
Cancelled	-	-
Unvested, December 31, 2008	200,000	0.73
Granted	-	-
Cancelled	(50,000)	0.73
Vested	(30,000)	0.73
Unvested, December 31, 2009	120,000	0.73

All stock options outstanding as of December 31, 2009 were granted on the same day, have the same contractual life, same exercise price, term and grant date fair value.

During the years ended December 31, 2009 and 2008, the Company granted nil and 200,000 stock options awards, respectively.  For purposes of determining the stock-based compensation expense for stock option awards granted, the Black-Scholes Option Pricing Model was used with the following assumptions: dividend yield of 0%, expected volatility of 195.38%, risk-free interest rate of 2.97%, and expected term of 5 years.  The weighted average fair value of options granted during the year ended December 31, 2009 and 2008 was $0 and $0.73, respectively, per share.

During the years ended December 31, 2009 and 2008, stock-based compensation expense of $44,114 and $19,360 was recognized as general and administrative expenses. As of December 31, 2009, the Company had $51,068 of total unrecognized compensation cost related to unvested stock options, which is expected to be recognized over a weighted average period of approximately 3.70 years.

The fair value of stock options that vested during the year ended December 31, 2009 was $21,900.

The Company does not repurchase shares to fulfill the requirements of options that are exercised. Further, the Company issues new shares when options are exercised.

Note 7. Related Party Transactions

Executive Management: For the years ended December 31, 2009 and December 31, 2008, the Company incurred $30,000 and $10,000, respectively, in fees paid to Derek Cooper the President, Chief Executive Officer and Chief Financial Officer of the Company. In addition, the Company recorded $14,474 and $4,840 as stock compensation expense (refer to “Note 6. Stock Options”) for the years ended December 31, 2009 and December 31, 2008, respectively.

Director Fees: For the years ended December 31, 2009 and December 31, 2008, the Company incurred $50,435 and $25,000, respectively, in board fees for non-employee directors of the Company. In addition, the Company recorded $29,640 and $14,520 as stock compensation expense (refer to “Note 6. Stock Options”) for the years ended December 31, 2009 and December 31, 2008, respectively.

Note 8. Income Taxes

There is no current or deferred tax expense for 2009 and 2008, due to the Company’s loss position. The benefits of temporary differences have not been recorded. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period.  Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a full valuation allowance against the deferred tax asset. The income tax effect, utilizing a 34% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following at December 31:

	2008	2007

Deferred tax assets:
Net operating loss carryforwards	$1,375,000	$1,275,000
Stock based compensation	19,000	7,000
Oil and gas properties	93,000	-
	1,487,000	1,282,000
Deferred tax liability:
Oil and gas properties	-	(11,000)
	1,487,000	1,271,000
Valuation allowance	(1,487,000)	(1,271,000)
Net deferred tax assets	$-	$-

The 2009 increase in the valuation allowance was $216,000 (2008:  $45,000).

The Company has available net operating loss carryforwards of approximately $4,044,000 for tax purposes to offset future taxable income which expires commencing 2011 through to the year 2029. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.  The tax years 2006 through 2009 remain open to examination by federal agencies and other jurisdictions in which it operates.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for the years ended December 31 follows:

	2009	2008

Statutory federal income tax rate	34%	(34%)
Non-taxable gains	(51%)
Valuation allowance	17%	34%
	0%	0%

ITEM 9. CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 9A(T).   CONTROLS AND PROCEDURES.

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as of the end of the period covered by this annual report. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded as of December 31, 2009 that our disclosure controls and procedures were effective such that the information required to be disclosed in our United States Securities and Exchange Commission (the “SEC”) reports is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

Evaluation of and Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over our financial reporting. Management, with the participation of our Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of our internal control over financial reporting as of December 31, 2009 based on the criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations (COSO). Based on this evaluation, management concluded that, as of December 31, 2009, our internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

Changes in Internal Control over Financial Reporting

This annual report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this annual report.

There have been no changes in internal controls, or in factors that could materially affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Chief Financial Officer, completed their evaluation.

ITEM 9B.  OTHER INFORMATION.

None.

PART III

 ITEM 10.      DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

Directors and Executive Officers

The following table and text set forth the names and ages of all of our directors and executive officers as of December 31, 2009. The board of directors is comprised of only one class. All of the directors will serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.

Name	Age	Position	Director / Officer Since
Derek Cooper	32	President, Chief Executive Officer, Chief Financial Officer, and Director	September 2008
Jeet Sidhu	37	Director	September 2008
Christian Hudson	45	Director	September 2008

Set forth below are the names of all directors and executive officers, all positions and offices with us held by each person, the period during which each has served as such, the principal occupations and employment of such persons during at least the last five years, and other director positions held currently or during the last five years:

Derek J. Cooper

Since 2003, Mr. Cooper has provided various engineering services to mining, energy and utilities companies.  Mr. Cooper is an engineer registered in the Province of Alberta.  Mr. Cooper earned his B.Sc. in 2001 and his B.A.Sc. in 2005. Mr. Cooper currently serves on the board of directors for International Energy, Inc., where he has held this position since January 2005. Previously, Mr. Cooper served on the board of directors for Phytomedical Technologies Inc. from September 2003 to September 2006.

Jeet Sidhu

Mr. Sidhu graduated from the British Columbia Institute of Technology with a Diploma in Corporate Finance in 1995. From 2002-2009, Mr. Sidhu was Vice-President of Montgomery Asset Management Corporation, a privately held firm providing financial and management consulting services to emerging growth corporations.  Mr. Sidhu served as a member of the board of directors for U.S. Petroleum Corporation from August 2003 until August 2006.  Since September 2008, Mr. Sidhu has been a director of Entheos Technologies, Inc.   Mr. Sidhu was invited to join the Board of Directors due to his experience with public companies in the matters relating to business development, financial reporting and legal compliance.

Christian Hudson

Mr. Hudson earned a Bachelor of Arts degree in Finance and Economics from the University of California, Santa Barbara in 1987 and also earned a Masters in Business Administration from Columbia University in 1991. Mr Hudson's work experience includes management roles at Citibank, Reuters and KPMG Consulting. Mr Hudson was the founding partner of Private International Financial Internet Services company and served as the company's President and Chief Operating Officer from 1999 to 2002. From 2002 to 2008, Mr. Hudson served as Chief Information Officer at Swiss American Securities Inc., member of the Credit Suisse Group. Mr. Hudson is currently pursuing high profile trading consulting and entrepreneurial opportunities within Financial Services. Mr. Hudson was invited to join the Board of Directors due to extensive experience in the financial services market.

Family Relationships and Other Matters

There are no family relationships between or among the directors, executive officers or persons nominated or charged by our company to become directors or executive officers. Executive officers are appointed by, and serve at the discretion of, the Board of Directors.

Legal Proceedings

During the past ten years none of our directors, executive officers, promoters or control persons has been:

•         the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

• convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•         subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

• found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
• the subject of any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
(i) Any Federal or State securities or commodities law or regulation; or

(ii)     Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

•         any federal or state judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); and

• any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Compliance with Section 16(a) of the Exchange Act

Pursuant to Section 16(a) of the Exchange Act of 1934, our executive officers and directors in addition to any person who owns more than 10% of our common stock are required to report their ownership of our common stock and changes to such ownership with the SEC. Based on a review of such reports and information provided to us, we believe that during the most recent fiscal year our executive officers and directors have complied with applicable filing requirements under Section 16(a), Based solely upon a review of the copies of the forms furnished to us, we believe that during fiscal 2009, the Section 16(a) filing requirements applicable to our directors and executive officers were satisfied.

Directors’ and Officers’ Liability Insurance

We do not currently maintain directors’ and officers’ liability insurance coverage. We are currently reviewing insurance policies and anticipate obtaining coverage for our board of directors and officers.

Board Committees and Corporate Governance

Audit Committee

The Board does not currently have a standing Audit Committee.  The full Board performs the principal functions of the Audit Committee.  The full Board monitors our financial reporting process and internal control system and appoints our independent registered public accounting firm.

Compensation Committee

The Board does not currently have a standing Compensation Committee.  The full Board establishes overall compensation policies for us and reviews recommendations submitted by our management.

Nominating Committee

The Board does not currently have a standing Nominating Committee.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of our company. The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures and internal control over financial reporting, corporate opportunities and confidentiality requirements. We have also adopted Corporate Governance Guidelines applicable to our Board of Directors.

Director Independence

We are not listed on a U.S. securities exchange and, therefore, not subject to the corporate governance requirements of any such exchange, including those related to the independence of directors. However, at this time, after considering all of the relevant facts and circumstances our Board of Directors has determined that each of Messrs. Sidhu and Hudson are independent from the Company’s management and qualify as “independent directors” under the standards of independence under the applicable National Association of Securities Dealers (“ NASD ”) listing standards. This means that, in the judgment of the Board of Directors, none of those directors (1) is our officer or employee or an officer or employee of any of our subsidiaries or (2) has any direct or indirect relationship with us that would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director. As a result, we have a majority of independent directors as required by the NASD listing standards. Upon our listing on any national securities exchange or any inter-dealer quotation system, we will elect such independent directors as is necessary under the rules of any such securities exchange.s and executive officers were satisfied.

Communications with the Board of Directors

Stockholders who wish to communicate with the Board of Directors may do so by addressing their correspondence to the Board of Directors at Entheos Technologies, Inc., 888 3 rd  Street SW, Suite 1000, Calgary, Alberta, Canada T2P 5C5.  The Board of Directors has approved a process pursuant to which the President review and forward correspondence to the appropriate director or group of directors for response.

ITEM 11.  EXECUTIVE COMPENSATION.

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our Board of Directors. In this connection the Board has not retained the services of any compensation consultants.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our small size and available resources. In 2009, we designed our executive compensation program to achieve the following objectives:

• attract and retain executives experienced in developing and delivering products such as our own;
• motivate and reward executives whose experience and skills are critical to our success;
• reward performance; and
• align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

The following table and descriptive materials set forth information concerning compensation earned for services rendered to the Company by: the Chief Executive Officer (the “ CEO ”); the Chief Financial Officer (the “ CFO ”); and the three other most highly-compensated executive officers other than the CEO and CFO who were serving as executive officers of the Company at the end of the 2009 fiscal year (the “ Named Executive Officers ”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Other		Options Awards	Total
Derek Cooper	2009	$0	$44,474	(1)	$0	$44,474
President, CEO,
Chief Financial Officer
and Director

(1)
Other compensation represents $30,000 in fees paid Derek Cooper as a Director of the Company and $14,474 in stock-based compensation expense for awards granted to Mr. Cooper on September 12, 2008, for his services as one of our directors. We agreed to pay Mr. Cooper a monthly fee of $2,500 to serve as a member of our Board of Directors and to serve as our President and Chief Executive Officer. There is no written agreement between us and Mr. Cooper regarding this arrangement. Mr. Cooper currently does not devote his full time and attention to our affairs; we do not have any agreement with Mr. Cooper regarding his agreement to serve as an officer. He is, in fact, an independent contractor, and not an employee. On January 9, 2009, Derek J. Cooper was named the Chief Financial Officer after the resignation of Frank Fabio. On September 12, 2008, Mr. Cooper was granted 50,000 options vesting evenly over a five year period on the issuance anniversary date.

Change of Control Agreements

There are no understandings or agreements known by management at this time which would result in a change in control.

We do not have any change-of-control or severance agreements with any of its executive officers or directors. In the event of the termination of employment of the Named Executive Officers any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the Named Executive Officers and which remained outstanding as of December 31, 2009.

Name	Number of Securities Underlying Options (Exercisable)	Number of Securities Underlying Options (Unexercisable)	Equity Incentive Awards: Number of Securities Underlying Unexercised Unearned Options	% of Total Options Granted to Employees in 2009	Exercise Price ($/sh)	Expiration Date
Derek J. Cooper (1)	10,000	40,000	0	0%	$1.00	9/12/2018

(1)
On September 12, 2008, we granted stock options to purchase up to a total of 50,000 shares of common stock to Mr. Cooper.  The stock options have an exercise price of $1.00 per share; the closing price of our common stock on September 12, 2008 was $0.75 per share.  The options vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter with final vesting occurring on September 12, 2013. Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that the executive ceases to be an officer.

Compensation of Directors

We do not pay director compensation to directors who are also our employees. Our Board of Directors determines the non-employee directors’ compensation for serving on the Board and its committees. In establishing director compensation, the Board is guided by the following goals:

• Compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
• Compensation should align the directors’ interests with the long-term interests of stockholders; and
• Compensation should assist with attracting and retaining qualified directors.

Non-employee directors receive between $1,500 and $2,500 per month for their services as directors plus $500 for each board meeting attended in excess of five per year.  Directors are entitled to participate in our 2001 Incentive Stock Option Plan.  We also reimburse our directors for any actual expenses incurred to attend meetings of the Board.

Although we compensate non-employee directors, in December 2008 Mr. Hudson agreed to waive payment of his monthly fees, effective January 1, 2009.  Mr. Sidhu also agreed to waive payment of his fees effective November 1, 2009. However, each director continues to be entitled to be reimbursed for reasonable and necessary expenses incurred on our behalf.

The table below outlines director compensation for the fiscal year ended December 31, 2009.

Name	Fees earned or paid in cash (1)	Stock awards Aggregate Grant Date Fair Value	Option awards Aggregate Grant Date Fair Value	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation (2)	Total
Jeet Sidhu	$20,000	$0	$0	$0	$0	$14,820	$34,820
Christian Hudson	$0	$0	$0	$0	$0	$14,820	$14,820

(1)	The amounts in this column represent the monthly compensation.
(2)
The amounts in this column represent stock-based compensation expense granted to Mr. Sidhu and Mr. Hudson (50,000 stock options each) for stock options granted on September 12, 2008.  The exercise price per share is $1.00; the options vest at the rate of 10,000 per annum in arrears commencing September 12, 2009.

Each non employee director receives an initial stock option entitling him to purchase up to 50,000 shares of stock at a price per share equal to the closing price of our common stock, as reported on the Over the Counter Bulletin Board on the date of the option grant; the options vest at the rate of 20% per annum in arrears.

We have no other arrangements pursuant to which any our directors were compensated during the years ended December 31, 2009 and 2008 for services as a director.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCK HOLDER MATTERS.

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 31, 2009 by each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our common stock; our directors; our named executive officers; and our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person's address is c/o our principal office address (unless otherwise indicated) at 888 3  rd  Street, Suite 1000, Calgary, Alberta, T2P 5C5.

Person or Group	Number of Shares of Common Stock		Percent

Derek Cooper	10,000	(1)(2)(3)	0.0%
888 3rd Street SW, Suite 1000
Calgary, AB T2P 5C5

Christian Hudson	10,000	(1)(2)	0.0%
888 3rd Street SW, Suite 1000
Calgary, AB T2P 5C5

Jeet Sidhu	10,000	(1)(2)	0.0%
888 3rd Street SW, Suite 1000
Calgary, AB T2P 5C5

1420525 Alberta Ltd. (4)	32,639,800		52%
1628 West 1st Avenue, Suite 216
Vancouver, BC V6J 1G1

Directors and Executive Officers as a group (3 persons)	30,000		0.0%

(1) 150,000 stock options (50,000 to each of Messrs. Cooper, Hudson, and Sidhu) were granted on September 12, 2008; the exercise price per share is $1.00; the options vest at the rate of 10,000 per annum in arrears commencing September 12, 2009.
(2) Each of Messrs. Cooper, Hudson and Sidhu were appointed to the Company’s Board of Directors on September 12, 2008.
(3) Mr. Cooper was appointed the Company’s Chief Executive Officer and President on September 12, 2008.
(4) 1420525 Alberta Ltd. is a private corporation the sole shareholder of which is Harmel S. Rayat; Mr. Rayat was our former Chief Executive Officer, Chief Financial Officer, Secretary and director. Mr. Rayat resigned from his positions with us on September 12, 2008. Does not include 3,000,000 shares held in separate trust for the benefit of each Mr. Rayat’s two children over which Mr. Rayat has neither voting nor disposition authority; Mr. Rayat disclaims any beneficial ownership interest in and to such shares.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.

Executive Management: For the years ended December 31, 2009 and December 31, 2008, we incurred $30,000 and $10,000, respectively, in fees paid to Derek Cooper our President, Chief Executive Officer and Chief Financial Officer. In addition, we recorded $14,474 and $4,840 as stock compensation expense (refer to “Note 6. Stock Options” in the Notes to Financial Statements) for the years ended December 31, 2009 and December 31, 2008, respectively.

Director Fees: For the years ended December 31, 2009 and December 31, 2008, the Company incurred $50,435 and $25,000, respectively, in board fees for our non-employee directors. In addition, we recorded $29,640 and $14,520 as stock-based compensation expense (refer to “Note 6. Stock Options” in the Notes to Financial Statements) for the years ended December 31, 2009 and December 31, 2008, respectively.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The firm of Peterson Sullivan, LLP currently serves as the Company’s independent registered public accounting firm. The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders. The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

We do not currently have an audit committee.

The following table presents aggregate fees for professional services rendered by Peterson Sullivan LLP for the years ended December 31, 2009 and 2008.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit fees	$49,477	$13,417
Tax fees	4,343	7,467
Total	$53,820	$20,884

Audit Fees

Audit fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan LLP for the audit of the financial statements included in our Annual Report on Form 10-K and review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2009 and 2008.  Audit fees also include services related to providing consents to fulfill the accounting firm’s responsibilities under generally accepted accounting principles.

Tax Fees

Tax Fees for the years ended December 31, 2009 and 2008 consist of the aggregate fees billed by Peterson Sullivan LLP for professional services rendered for tax compliance, tax advice and tax planning.

PART IV

ITEM 15.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

The following documents are filed as a part of this Form 10-K:

1.	Financial Statements

The following financial statements are included in Part II, Item 8 of this Form 10-K:

•	Report of Independent Registered Public Accounting Firm
•	Balance Sheets as of December 31, 2009 and 2008
•	Statements of Operations for the years ended December 31, 2009 and 2008
•	Statements of Stockholders’ Equity for the years ended December 31, 2009 and 2008
•	Statements of Cash Flows for the years ended December 31, 2009 and 2008
•	Notes to Financial Statements

2.	Financial Statement Schedules

Financial statement schedules are omitted because they are not required or are not applicable, or the required information is provided in the consolidated financial statements or notes described in Item 15(a)(1) above.

3.	Exhibits

The Exhibits listed in the Exhibit Index, which appears immediately following the signature page, are incorporated herein by reference, and are filed as part of this Form 10-K.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-K for the fiscal year ended December 31, 2009, to be signed on its behalf by the undersigned, thereunto duly  authorized on this 31th day of March, 2010.

Entheos Technologies, Inc.

/s/ Derek J. Cooper
Derek J. Cooper
President, Chief Executive Officer, Principal Executive Officer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer and Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in capacities and on the dates indicated.

Signature	Title	Date

/s/ Derek Cooper	President, Chief Executive Officer, Principal Executive Officer,	March 31, 2010
Derek Cooper	Chief Financial Officer, Principal Financial Officer,
Principal Accounting Officer, and Director

/s/ Jeet Sidhu	Director	March 31, 2010
Jeet Sidhu

/s/ Christian Hudson	Director	March 31, 2010
Christian Hudson

Exhibit Index

Exhibit No.	Description of Exhibit

3.1	Articles of incorporation (exhibit 3.1). S-8 filing dated October 3, 2003.

3.2	Bylaws (exhibit 3.2). S-8 filing dated October 3, 2003.

10.1
Subscription Agreement (exhibit 10.1), Series A Warrant Agreement (exhibit 10.2), Series B Warrant Agreement (exhibit 10.2), Registration Rights Agreement (exhibit 10.4) for 6,450,000 unit private placement on July 28, 2008.  8-K filing dated August 1, 2008.

10.2	Participation Agreement dated September 9, 2008 with respect to the Stahl #1Well located Fayette County, Texas. 8-K filing dated October 24, 2008.

10.3	Participation Agreement dated September 9, 2008 with respect to the Onnie Ray #1 Well located Lee County, Texas. 8-K filing dated October 24, 2008.

10.4	Participation Agreement dated September 9, 2008 with respect to the Haile #1Well located Frio . County, Texas. 8-K filing dated October 24, 2008.

10.5	2001 Incentive Stock Option Plan (exhibit 99.1). S-8 filing dated October 3, 2003.

14.1	Code of Ethics. 10-K filing dated April 14, 2009.

23.1*	Consent of Independent Registered Public Accounting Firm.

31.1*	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a).*

32.1*	Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.*

*Filed here within.

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-109449) of Entheos Technologies, Inc. of our report dated March 31, 2010, on our audits of the balance sheets of Entheos Technologies, Inc. as of December 31, 2009 and 2008, and the related statements of operations, stockholders' equity, and cash flows for the years then ended.

/S/ PETERSON SULLIVAN LLP

Seattle, Washington
 March 31, 2010

Exhibit 31.1

CERTIFICATION
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Derek Cooper, certify that:

(1)   I have reviewed this annual report on Form 10-K of Entheos Technologies, Inc. (the “small business issuer”);

(2)   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)   The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)   Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)   The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 31, 2010	By:	/s/ Derek Cooper
Derek Cooper
President, Chief Executive Officer, Chief Financial Officer and Director

Exhibit 32.1
Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Entheos Technologies, Inc. (the “Company”) on the Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Derek Cooper, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)        the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)       The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

ENTHEOS TECHNOLOGIES, INC.

Date: March 31, 2010	By:	/s/ Derek Cooper
Derek Cooper President, Chief Executive Officer, Chief Financial Officer and Director

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.